                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-09037

                           Nuveen Investment Trust III
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: September 30
                                                 --------------

                    Date of reporting period:  September 30, 2006
                                              -----------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                        NUVEEN INVESTMENTS MUTUAL FUNDS

                         Annual Report  Attractive Monthly Income and
              dated September 30, 2006  Portfolio Diversification Potential

                                    [GRAPHIC]



                           Nuveen Investments
                           Taxable Bond Funds

                           Nuveen Short Duration Bond Fund
                           Nuveen Core Bond Fund
                           Nuveen High Yield Bond Fund

                           [LOGO]
                      Nuveen Investments

                                    [GRAPHIC]



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                                     [LOGO]
                               Nuveen Investments

                              -------------------------------------------------
Must be preceded by or        NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
accompanied by a prospectus.

[PHOTO]

Timothy R. Schwertfeger


                           "In addition to providing
                            regular income, a bond
                           investment like your Fund
                           also may help you achieve
                           and benefit from greater
                        portfolio diversification -- a
                            potential way to reduce
                          some of the risk that comes
                               with investing."

Dear Shareholder:

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly income. For more details about the performance and management strategy of your Fund, please read the Portfolio Manager's Comments and Fund Spotlight sections of this report.

In addition to providing regular income, a bond investment like your Fund also may help you achieve and benefit from greater portfolio diversification -- a potential way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your financial advisor can explain these potential advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. You may also help your Fund reduce expenses. Sign up is quick and easy - just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

November 15, 2006


                             Annual Report  Page 1

  Portfolio Manager's Comments for the Nuveen Short Duration Bond
  Fund, Nuveen Core Bond Fund and Nuveen High Yield Bond Fund

  These Funds feature portfolio management by the Taxable Fixed Income group of Nuveen Asset Management. We recently spoke with Andrew Stenwall, Managing Director, Taxable Fixed Income, and the Funds' portfolio manager, about the economic environment, performance and management of the Funds during the 12-month reporting period ended September 30, 2006.

--------------------------------------------------------------------------------

How would you describe the economic and bond market environment of the 12-month reporting period?

Economic growth over the past year reflected the fluctuations in interest rates, energy prices, and the effects of a softening housing market. After expanding at an annual rate of 1.8% in the fourth quarter of 2005, the U.S. gross domestic product (GDP) rebounded sharply to 5.6% (annualized) in the first quarter of 2006 before moderating to 2.6% (annualized) in the second quarter of 2006. In the third quarter of 2006, GDP growth recorded a weaker-than-expected 1.6% annualized rate, with the deceleration largely the result of a slump in residential investment. Despite slower growth, the markets continued to keep a close eye on inflation trends.

While the year-over-year increase in the Consumer Price Index registered a relatively benign 2.1% in September 2006, the core rate (which excludes food and energy prices) rose 2.9% over the same period, the largest increase in 10 years. In general, the jobs picture remained positive, with national unemployment at 4.6% in September 2006, down from 5.1% in September 2005.

In response to market concerns about oil prices, inflation, and the actions of the Federal Reserve, bond yields exhibited some volatility during this 12-month period. Between October 1, 2005, and September 30, 2006, the Federal Reserve announced increases in the fed funds rate at six of its eight Open Market Committee meetings, before leaving monetary policy unchanged at the August and September 2006 sessions. These six increases of 0.25% each raised the short-term target by 150 basis points, from 3.75% to 5.25%, its highest level since March 2001. During this same period, the yield on the benchmark 10-year U.S. Treasury note rose just 30 basis points to end September 2006 at 4.63%. This created an inverted yield curve in which shorter-term rates were higher than longer-term rates. In this environment, bonds with longer durations (i.e., greater price sensitivity to interest rate changes) generally outperformed securities with shorter durations.

In the high-yield bond market, the generally sound economy led to relatively strong performance in the early part of the reporting period as investors remained willing to assume an increasing amount of risk in exchange for additional income potential. Lower-rated bonds generally benefited from the solid financial position enjoyed by corporate issuers, many of whom had significant amounts of cash on hand, healthy balance sheets, and were highly profitable in a favorable business environment. However, by mid-summer 2006 investors started to become more concerned about a potential economic slowdown and less eager to take on credit risk. As a result, high-yield bonds did not perform as well over the last few months of the reporting period.

How did the Funds perform during the 12-month reporting period?

The nearby chart provides total return performance information for the three Funds for the 12 months ended September 30, 2006. Each Fund's total return performance is compared with its corresponding benchmark index and Lipper peer fund category.

The one-year total returns on net asset value of both the Nuveen Short Duration Bond Fund and the Nuveen Core Bond Fund trailed their

--------------------------------------------------------------------------------

                             Annual Report  Page 2

Class A Shares--
Total Returns as of 9/30/06
--------------------------------------------------------------------------------

                                                        Average Annual
                                                       -----------------
                                                                Since
                                                              inception
                                                       1-Year (12/20/04)
                                                       -----------------
        Nuveen Short Duration Bond Fund A Shares at
          NAV                                           3.29%      2.20%
        A Shares at Offer                               1.23%      1.05%
        Lipper Short Investment Grade Debt Funds
          Index/1/                                      3.75%      2.89%
        Citigroup 1-3 Year Treasury Index/2/            3.72%      2.66%
        ----------------------------------------------------------------

        Nuveen Core Bond Fund A Shares at NAV           2.86%      2.37%
        A Shares at Offer                              -1.00%      0.20%
        Lipper Intermediate Investment Grade Debt
          Funds Index/3/                                3.52%      3.16%
        Citigroup Broad Investment Grade Bond Index/4/  3.72%      3.21%
        ----------------------------------------------------------------

        Nuveen High Yield Bond Fund A Shares at
          NAV                                           8.01%      5.31%
        A Shares at Offer                               2.87%      2.48%
        Lipper High Current Yield Funds Index/5/        6.75%      4.98%
        Citigroup High Yield BB/B Index/6/              7.52%      5.48%
        ----------------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Maximum sales charges for Class A shares of each Fund are 2.0% for Nuveen Short Duration Bond Fund, 3.75% for Nuveen Core Bond Fund, and 4.75% for Nuveen High Yield Bond Fund. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call
(800) 257-8787.

benchmark indexes and Lipper peer group averages for the period. This was due, in large part, to the fact that these Funds did not hold positions in the relatively strong-performing agency bond sector. We were not exposed to this sector because we did not believe that during this period these securities offered a sufficient yield advantage over U. S. Treasury securities with comparable durations. Instead, we favored higher-yielding corporate bonds as a source of added income. Our allocation to this sector provided favorable results overall and, to some extent, helped make up for the lack of agency debt in the portfolios. In addition, our direct investments in foreign currencies also had an overall positive influence on Fund performance for the entire period, despite lagging significantly in April and May 2006.

The Nuveen High Yield Bond Fund enjoyed solid results relative to its benchmark and Lipper peer group, thanks primarily to effective security selection. We successfully selected bonds of companies that benefited from improving credit quality, and generally avoided the bonds of companies exhibiting weaker relative performance. We also benefited from favorable sector allocations. For example, our relative underweighting in automobile industry bonds was a significant positive for performance late in 2005 when this group did very poorly. As these bonds became cheaper, however, we took advantage of selected opportunities to move our weighting in the sector closer to that of the benchmark. This move added


--------------------------------------------------------------------------------

1The Lipper Short Investment Grade Debt Funds Index represents the cumulative or average annualized total returns for the 30 largest funds in the Lipper Short Investment Grade Debt Funds Category for the period ended September 30, 2006. The since inception data for the Lipper index represents returns for the period 12/31/04 - 9/30/06, as returns for the index are calculated on a calendar-month basis. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.
2The Citigroup 1-3 Year Treasury Index is an index comprised of U.S. Treasury
 Notes and Bonds with maturities of one year or greater, but less than three years (minimum amount outstanding is $1 billion per issue). The since inception data for the Index represents returns for the period 12/31/04 - 9/30/06, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.
3The Lipper Intermediate Investment Grade Debt Funds Index represents the cumulative or average annualized total returns for the 30 largest funds in the Lipper Intermediate Investment Grade Debt Funds Category for the period ended September 30, 2006. The since inception data for the Lipper index represents returns for the period 12/31/04 - 9/30/06, as returns for the index are calculated on a calendar-month basis. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.
4The Citigroup Broad Investment Grade Bond Index (the "BIG" Index) is an unmanaged index generally considered representative of the U.S. investment grade bond market. The since inception data for the Index represents returns for the period 12/31/04 - 9/30/06, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.
5The Lipper High Current Yield Funds Index represents the cumulative or average annualized total returns for the 30 largest funds in the Lipper High Current Yield Funds Category for the period ended September 30, 2006. The since inception data for the Lipper index represents returns for the period 12/31/04
 - 9/30/06, as returns for the index are calculated on a calendar-month basis. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper index.
6The Citigroup High Yield BB/B Index is a market capitalization-weighted index that comprises all high-yield issues rated BB or B by Standard & Poor's for which Citigroup calculates a monthly return. The since inception data for the Index represents returns for the period 12/31/04 - 9/30/06, as returns for the Index are calculated on a calendar-month basis. An index is not available for direct investment.

                             Annual Report  Page 3
to the Fund's total return when the sector regained some of its lost value in 2006. In fact, this sector was the high yield market's best performer over most of this calendar year. On the negative side, our allocation to the homebuilding sector detracted from relative performance. We invested in this group in part because we thought we detected improving fundamentals despite a housing market downturn. Unfortunately, the market results did not justify our optimism during the period.

What strategies were used to manage the Funds during the period, and how did these strategies influence performance?

We manage both the Short Duration and Core Bond Funds with similar strategies. Both Funds principally invest in corporate debt securities, including bonds, notes and debentures; U.S. government obligations; foreign debt securities; mortgage-related securities issued by governments, their agencies or instrumentalities, or corporations and asset-backed securities. In addition, in an effort to enhance returns and manage risk, both Funds employ a variety of strategies that may include the use of futures, options, swaps and other derivatives to create debt or foreign currency exposures designed to take advantage of our outlook for the global economic environment and the expected relative performance of different sectors of and securities in the fixed-income market.

As noted earlier, one of our tactics for the Short Duration and Core Bond Funds during this reporting period was to overweight our investments (relative to their respective benchmarks) in the corporate bond sector. In both Funds, we took positions in this area that were greater than their benchmark weighting. In particular, we bought or held issues with relatively short durations -- meaning that these securities tended to show less price volatility as interest rates changed than bonds with longer durations. Generally, these issues had relatively short periods until they matured or were called. In our opinion, this made them more likely than their longer-duration counterparts to avoid credit problems that could reduce their value. While a portion of our corporate bond allocation in both Funds was devoted to high-yield securities, we generally preferred to own higher-rated bonds issued by companies with improving fundamentals, since we believed these securities were more likely to perform better than bonds from companies with relatively weaker credit quality. As of the end of the period, approximately half of the Short Duration Fund's portfolio and three-quarters of the Core Bond Fund's portfolio were invested in securities rated AAA or U.S. Guaranteed. About 10 percent of the assets of each Fund were allocated to securities rated BB or lower.

Another area in which we found value potential was the foreign currency market. In both the Short Duration and Core Bond Funds we added to the portfolio's yield by investing in a basket of currencies from countries with relatively high interest rates, while selling currencies in countries with comparatively low interest rates. In addition to enabling us to add incremental yield, owning foreign currencies provided us with valuable portfolio diversification. In addition, currency exchange rates tend to move independently from the prices of the other types of securities the Funds owned, which enabled us to better manage risk and added to the overall diversification benefit.

In the High Yield Fund, we generally invest at least 80% of the Fund's assets in both domestic and foreign corporate high yield debt securities, including zero coupon, payment in-kind and convertible bonds. These securities generally are rated BB or below at the time of purchase or are unrated. In addition, the Fund also invests in domestic and foreign corporate investment grade securities; U.S. government obligations, including U.S. Treasury securities and securities issued by U.S. government agencies or instrumentalities; and cash equivalents and other short duration investments. At times, in an effort to hedge risk, enhance returns, or as a substitute for a position in the underlying asset, the Fund also invests in futures, options, interest rate or total return swaps, credit derivatives or other fixed income derivative instruments.


                             Annual Report  Page 4

During the period, we favored bonds in the High Yield Fund that were from less economically sensitive parts of the market, such as consumer products and pharmaceuticals. We also de-emphasized more cyclical sectors such as metals/mining and paper/forest products, which tend to be quite economically sensitive and may not be well positioned against the backdrop of a slowing economy. When we believed the timing was appropriate, we opportunistically engaged in high-yield-related derivative transactions, which enabled us to enhance the Fund's performance potential while managing risk.

Dividend Information

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of September 30, 2006, Short Duration and Core had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes. High Yield had a positive UNII balance for both financial statement and tax purposes.

During this reporting period, the Short Duration Fund's A and R shares had one increase in their regular monthly dividends, while the C shares had two increases. The monthly dividend of the Core Bond Fund's A and R shares did not change during the period, while the B and C shares had one increase. Each share class of the High Yield Fund had one decrease in its regular monthly dividend.


                             Annual Report  Page 5

  Fund Spotlight as of 9/30/06                   Nuveen Short Duration Bond Fund

================================================================================

             Quick Facts
                                        A Shares C Shares R Shares
             -----------------------------------------------------
             NAV                          $19.24   $19.26   $19.21
             -----------------------------------------------------
             Latest Monthly Dividend/1/  $0.0710  $0.0590  $0.0750
             -----------------------------------------------------
             Inception Date             12/20/04 12/20/04 12/20/04
             -----------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 2.00% maximum sales charge. Class C shares have a 1% contingent deferred sales charge (CDSC), also known as a back-end sales charge, for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund's investment adviser.

                        Average Annual Total Returns as of 9/30/06

                        A Shares                  NAV     Offer
                        ------------------------------------------
                        1-Year                  3.29%     1.23%
                        ------------------------------------------
                        Since Inception         2.20%     1.05%
                        ------------------------------------------

                        C Shares                  NAV
                        ------------------------------------------
                        1-Year                  2.54%
                        ------------------------------------------
                        Since Inception         1.47%
                        ------------------------------------------

                        R Shares                  NAV
                        ------------------------------------------
                        1-Year                  3.46%
                        ------------------------------------------
                        Since Inception         2.37%
                        ------------------------------------------
                        Yields

                        A Shares                  NAV     Offer
                        ------------------------------------------
                        Dividend Yield/3/       4.43%     4.34%
                        ------------------------------------------
                        SEC 30-Day Yield/4/     4.77%     4.68%
                        ------------------------------------------

                        C Shares                  NAV
                        ------------------------------------------
                        Dividend Yield/3/       3.68%
                        ------------------------------------------
                        SEC 30-Day Yield        4.10%
                        ------------------------------------------

                        R Shares                  NAV
                        ------------------------------------------
                        Dividend Yield/3/       4.69%
                        ------------------------------------------
                        SEC 30-Day Yield        5.18%
                        ------------------------------------------

Credit Quality/2/

                                     [CHART]

AAA/U.S. Guaranteed      46.0%
AA                        3.5%
A                        20.5%
BBB                      20.6%
BB or Lower               9.4%

Portfolio Allocation/2/

                                     [CHART]

Corporate Bonds                                      51.6%
U.S. Government and Agency Obligations               36.8%
Asset-Backed and Mortgage-Backed Securities           9.4%
Variable Rate Senior Loan Interests                   2.2%

                           Net Assets ($000) $11,108
                           -------------------------

--------------------------------------------------------------------------------
1Paid October 2, 2006. This is the latest monthly dividend declared during the period ended September 30, 2006.
2As a percentage of total investments (excluding securities sold short and derivative transactions) as of September 30, 2006. Holdings are subject to change.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.

                             Annual Report  Page 6

  Fund Spotlight as of 9/30/06                   Nuveen Short Duration Bond Fund

================================================================================

                  Industries/1/
                  U.S. Treasury Bonds/Notes              36.8%
                  --------------------------------------------
                  Electric Utilities                      8.3%
                  --------------------------------------------
                  Residentials                            7.2%
                  --------------------------------------------
                  Health Care Providers & Services        4.3%
                  --------------------------------------------
                  Media                                   3.1%
                  --------------------------------------------
                  Capital Markets                         2.6%
                  --------------------------------------------
                  Commercial Banks                        2.6%
                  --------------------------------------------
                  Food Products                           2.6%
                  --------------------------------------------
                  Diversified Telecommunication Services  2.6%
                  --------------------------------------------
                  Automobiles                             2.1%
                  --------------------------------------------
                  Machinery                               1.9%
                  --------------------------------------------
                  Road & Rail                             1.8%
                  --------------------------------------------
                  Multi-Utilities                         1.7%
                  --------------------------------------------
                  Pharmaceuticals                         1.7%
                  --------------------------------------------
                  Gas Utilities                           1.6%
                  --------------------------------------------
                  Hotels, Restaurants & Leisure           1.4%
                  --------------------------------------------
                  Household Durables                      1.1%
                  --------------------------------------------
                  Other                                  16.6%
                  --------------------------------------------


1As a percentage of total investments (excluding securities sold short and derivative transactions) as of September 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    Hypothetical Performance
                                       Actual Performance          (5% return before expenses)
                                  -----------------------------   -----------------------------

                                   A Shares  C Shares  R Shares    A Shares  C Shares  R Shares
-----------------------------------------------------------------------------------------------
Beginning Account Value (4/01/06) $1,000.00 $1,000.00 $1,000.00   $1,000.00 $1,000.00 $1,000.00
-----------------------------------------------------------------------------------------------
Ending Account Value (9/30/06)    $1,020.30 $1,017.00 $1,021.60   $1,022.01 $1,018.40 $1,023.06
-----------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    3.09 $    6.72 $    2.03   $    3.09 $    6.73 $    2.03
-----------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of .61%, 1.33% and .40% for Classes A, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                             Annual Report  Page 7

  Fund Spotlight as of 9/30/06                             Nuveen Core Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $19.29   $19.30   $19.29   $19.26
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0760  $0.0640  $0.0640  $0.0800
         --------------------------------------------------------------
         Inception Date             12/20/04 12/20/04 12/20/04 12/20/04
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 3.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund's investment adviser.

                      Average Annual Total Returns as of 9/30/06

                      A Shares                    NAV    Offer
                      ------------------------------------------
                      1-Year                    2.86%   -1.00%
                      ------------------------------------------
                      Since Inception           2.37%    0.20%
                      ------------------------------------------

                      B Shares               w/o CDSC   w/CDSC
                      ------------------------------------------
                      1-Year                    2.06%   -1.85%
                      ------------------------------------------
                      Since Inception           1.60%   -0.54%
                      ------------------------------------------

                      C Shares                    NAV
                      ------------------------------------------
                      1-Year                    2.01%
                      ------------------------------------------
                      Since Inception           1.57%
                      ------------------------------------------

                      R Shares                    NAV
                      ------------------------------------------
                      1-Year                    3.03%
                      ------------------------------------------
                      Since Inception           2.54%
                      ------------------------------------------
                      Yields

                      A Shares                    NAV    Offer
                      ------------------------------------------
                      Dividend Yield/4/         4.73%    4.55%
                      ------------------------------------------
                      SEC 30-Day Yield/5/       4.78%    4.60%
                      ------------------------------------------

                      B Shares                    NAV
                      ------------------------------------------
                      Dividend Yield/4/         3.98%
                      ------------------------------------------
                      SEC 30-Day Yield          4.52%
                      ------------------------------------------

                      C Shares                    NAV
                      ------------------------------------------
                      Dividend Yield/4/         3.98%
                      ------------------------------------------
                      SEC 30-Day Yield          4.23%
                      ------------------------------------------

                      R Shares                    NAV
                      ------------------------------------------
                      Dividend Yield/4/         4.98%
                      ------------------------------------------
                      SEC 30-Day Yield          5.40%
                      ------------------------------------------


Credit Quality/2/

                                    [CHART]

AAA/U.S. Guaranteed          72.7%
AA                            2.8%
A                             5.6%
BBB                           7.2%
BB or Lower                  11.7%

Portfolio Allocation/3/

                                    [CHART]

Corporate Bonds                                    22.3%
U.S. Government and Agency Obligations             24.7%
Asset-Backed and Mortgage-Backed Securities        39.8%
Capital Preferred Securities                        0.2%
Sovereign Debt                                      0.6%
Variable Rate Senior Loan Interests                 1.9%
Short-Term Investments                             10.5%

                           Net Assets ($000) $11,222
                           -------------------------

--------------------------------------------------------------------------------
1Paid October 2, 2006. This is the latest monthly dividend declared during the period ended September 30, 2006.
2As a percentage of total investments (excluding securities sold short, short-term investments and derivative transactions) as of September 30, 2006. Holdings are subject to change.
3As a percentage of total investments (excluding securities sold short and derivative transactions) as of September 30, 2006. Holdings are subject to change.
4Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
5The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.

                             Annual Report  Page 8

  Fund Spotlight as of 9/30/06                             Nuveen Core Bond Fund

================================================================================

                     Industries/1/
                     Residentials                     38.0%
                     --------------------------------------
                     U.S. Treasury Bonds/Notes        24.7%
                     --------------------------------------
                     Health Care Providers & Services  2.7%
                     --------------------------------------
                     Diversified Financial Services    2.3%
                     --------------------------------------
                     Oil, Gas & Consumable Fuels       1.8%
                     --------------------------------------
                     Chemicals                         1.7%
                     --------------------------------------
                     Metals & Mining                   1.5%
                     --------------------------------------
                     Media                             1.5%
                     --------------------------------------
                     Short-Term Investments           10.5%
                     --------------------------------------
                     Other                            15.3%
                     --------------------------------------


1As a percentage of total investments (excluding securities sold short and derivative transactions) as of September 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance
                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------------------------------
Beginning Account Value (4/01/06) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (9/30/06)    $1,029.00 $1,025.10 $1,024.60 $1,030.30     $1,021.56 $1,018.55 $1,018.20 $1,022.76
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    3.56 $    6.60 $    6.95 $    2.34     $    3.55 $    6.58 $    6.93 $    2.33
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of .70%, 1.30%, 1.37% and .46% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                             Annual Report  Page 9

--------------------------------------------------------------------------------
  Fund Spotlight as of 9/30/06                       Nuveen High Yield Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $19.37   $19.36   $19.35   $19.35
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.1200  $0.1080  $0.1080  $0.1240
         --------------------------------------------------------------
         Inception Date             12/20/04 12/20/04 12/20/04 12/20/04
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Fund returns assume reinvestment of dividends and capital gains. Class A shares have a 4.75% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors. Returns reflect an expense limitation by the Fund's investment adviser.

            Average Annual Total Returns as of 9/30/06

            A Shares                                      NAV  Offer
            --------------------------------------------------------
            1-Year                                      8.01%  2.87%
            --------------------------------------------------------
            Since Inception                             5.31%  2.48%
            --------------------------------------------------------

            B Shares                                 w/o CDSC w/CDSC
            --------------------------------------------------------
            1-Year                                      7.07%  3.07%
            --------------------------------------------------------
            Since Inception                             4.46%  2.36%
            --------------------------------------------------------

            C Shares                                      NAV
            --------------------------------------------------------
            1-Year                                      7.01%
            --------------------------------------------------------
            Since Inception                             4.43%
            --------------------------------------------------------

            R Shares                                      NAV
            --------------------------------------------------------
            1-Year                                      8.14%
            --------------------------------------------------------
            Since Inception                             5.51%
            --------------------------------------------------------
            Yields

            A Shares                                      NAV  Offer
            --------------------------------------------------------
            Dividend Yield/4/                           7.43%  7.08%
            --------------------------------------------------------
            SEC 30-Day Yield/5/                         8.35%  7.95%
            --------------------------------------------------------

            B Shares                                      NAV
            --------------------------------------------------------
            Dividend Yield/4/                           6.69%
            --------------------------------------------------------
            SEC 30-Day Yield                            7.65%
            --------------------------------------------------------

            C Shares                                      NAV
            --------------------------------------------------------
            Dividend Yield/4/                           6.70%
            --------------------------------------------------------
            SEC 30-Day Yield                            7.59%
            --------------------------------------------------------

            R Shares                                      NAV
            --------------------------------------------------------
            Dividend Yield/4/                           7.69%
            --------------------------------------------------------
            SEC 30-Day Yield                            9.03%
            --------------------------------------------------------

Credit Quality/2/

                                    [CHART]

AAA/U.S. Guaranteed             3.1%
BBB                             1.1%
BB or Lower                    95.8%

Portfolio Allocation/3/

                                    [CHART]

Corporate Bonds                                  85.6%
U.S. Government and Agency Obligations            2.9%
Variable Rate Senior Loan Interests               4.8%
Short-Term Investments                            6.7%

                Net Assets ($000)                        $11,025
                ------------------------------------------------

--------------------------------------------------------------------------------
1Paid October 2, 2006. This is the latest monthly dividend declared during the period ended September 30, 2006.
2As a percentage of total investments (excluding short-term investments and derivative transactions) as of September 30, 2006. Holdings are subject to change.
3As a percentage of total investments as of September 30, 2006. Holdings are subject to change.
4Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
5The SEC 30-Day Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's policy permitting waiver of the A Share load in certain specified circumstances.

                            Annual Report l Page 10

  Fund Spotlight as of 9/30/06                       Nuveen High Yield Bond Fund

================================================================================

                  Industries/1/
                  Chemicals                               7.6%
                  --------------------------------------------
                  Media                                   6.4%
                  --------------------------------------------
                  Consumer Finance                        5.4%
                  --------------------------------------------
                  Metals & Mining                         5.0%
                  --------------------------------------------
                  Hotels, Restaurants & Leisure           5.0%
                  --------------------------------------------
                  Diversified Telecommunication Services  4.9%
                  --------------------------------------------
                  Health Care Providers & Services        4.8%
                  --------------------------------------------
                  Energy Equipment & Services             4.8%
                  --------------------------------------------
                  Household Durables                      4.4%
                  --------------------------------------------
                  Building Products                       4.3%
                  --------------------------------------------
                  Machinery                               4.2%
                  --------------------------------------------
                  Oil, Gas & Consumable Fuels             4.2%
                  --------------------------------------------
                  Electric Utilities                      4.0%
                  --------------------------------------------
                  Trading Companies & Distributors        3.0%
                  --------------------------------------------
                  Specialty Retail                        2.9%
                  --------------------------------------------
                  U.S. Treasury Bonds/Notes               2.9%
                  --------------------------------------------
                  Multi-Utilities                         2.4%
                  --------------------------------------------
                  Short-Term Investments                  6.7%
                  --------------------------------------------
                  Other                                  17.1%
                  --------------------------------------------


1As a percentage of total investments (excluding derivative transactions) as of September 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                     Hypothetical Performance
                                            Actual Performance                      (5% return before expenses)
                                  --------------------------------------- -   ---------------------------------------

                                   A Shares  B Shares  C Shares  R Shares      A Shares  B Shares  C Shares  R Shares
---------------------------------------------------------------------------------------------------------------------
Beginning Account Value (4/01/06) $1,000.00 $1,000.00 $1,000.00 $1,000.00     $1,000.00 $1,000.00 $1,000.00 $1,000.00
---------------------------------------------------------------------------------------------------------------------
Ending Account Value (9/30/06)    $1,038.30 $1,033.30 $1,032.80 $1,038.00     $1,021.21 $1,017.60 $1,017.45 $1,022.36
---------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period   $    3.93 $    7.59 $    7.75 $    2.76     $    3.90 $    7.54 $    7.69 $    2.74
---------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized expense ratio of .77%, 1.49%, 1.52% and .54% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

                            Annual Report  Page 11

Portfolio of Investments
NUVEEN SHORT DURATION BOND FUND
September 30, 2006

   Principal
Amount (000) Description                                                   Coupon Maturity Ratings (1)          Value
---------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS - 53.3%

             Aerospace & Defense - 0.9%

   $     100 Raytheon Company                                              6.750%  8/15/07         BBB $      101,104
---------------------------------------------------------------------------------------------------------------------
             Automobiles - 0.9%

         100 DaimlerChrysler NA Holding Corporation                        4.750%  1/15/08        Baa1         99,040
---------------------------------------------------------------------------------------------------------------------
             Beverages - 0.9%

         100 Miller Brewing Company, 144A                                  4.250%  8/15/08        BBB+         98,077
---------------------------------------------------------------------------------------------------------------------
             Building Products - 0.2%

          25 Building Materials Corporation of America, Series B           8.000% 10/15/07          B+         24,938
---------------------------------------------------------------------------------------------------------------------
             Capital Markets - 2.7%

         100 ABN AMRO Bank NV Chicago                                      7.125%  6/18/07          A+        101,216

         100 Goldman Sachs Group, Inc.                                     4.125%  1/15/08         Aa3         98,757

         100 Lehman Brothers Holdings Inc.                                 8.250%  6/15/07          A+        102,029
---------------------------------------------------------------------------------------------------------------------
         300 Total Capital Markets                                                                            302,002
---------------------------------------------------------------------------------------------------------------------
             Chemicals - 1.0%

          25 IMC Global Inc.                                              11.250%  6/01/11          BB         26,531

          25 Lyondell Chemical Company                                    10.875%  5/01/09           B         25,563

          50 PolyOne Corporation                                          10.625%  5/15/10          B+         54,000
---------------------------------------------------------------------------------------------------------------------
         100 Total Chemicals                                                                                  106,094
---------------------------------------------------------------------------------------------------------------------
             Commercial Banks - 2.7%

         100 JP Morgan Chase & Company                                     4.000%  2/01/08         Aa3         98,397

         100 US Bank National Association                                  6.300%  7/15/08         Aa2        101,947

         100 Wachovia Corporation                                          6.250%  8/04/08          A1        101,525
---------------------------------------------------------------------------------------------------------------------
         300 Total Commercial Banks                                                                           301,869
---------------------------------------------------------------------------------------------------------------------
             Commercial Services & Supplies - 0.8%

          83 Allied Waste North America                                    8.500% 12/01/08         BB-         87,358
---------------------------------------------------------------------------------------------------------------------
             Containers & Packaging - 0.2%

          21 Stone Container Corporation                                   9.750%  2/01/11          B2         21,735
---------------------------------------------------------------------------------------------------------------------
             Distributors - 0.5%

          50 Earle M. Jorgensen Company                                    9.750%  6/01/12         Ba3         53,563
---------------------------------------------------------------------------------------------------------------------
             Diversified Financial Services - 0.9%

         100 Credit Suisse First Boston                                    5.750%  4/15/07         AA-        100,178
---------------------------------------------------------------------------------------------------------------------
             Diversified Telecommunication Services - 2.6%

         100 CenturyTel Inc.                                               4.628%  5/15/07         BBB         99,509

          40 Citizens Communications Company                               7.625%  8/15/08         BB+         41,400

         100 Sprint Capital Corporation, Unsecured Note                    6.125% 11/15/08        BBB+        101,515

          50 US West Communications Inc.                                   5.625% 11/15/08          BB         49,875
---------------------------------------------------------------------------------------------------------------------
         290 Total Diversified Telecommunication Services                                                     292,299
---------------------------------------------------------------------------------------------------------------------
             Electric Utilities - 8.5%

         100 Cinergy Corporation                                           6.530% 12/16/08        Baa2        102,275

          50 Commonwealth Edison Company, First Mortgage                   3.700%  2/01/08          A-         48,872

         100 Constellation Energy Group                                    6.350%  4/01/07        BBB+        100,418

         100 Florida Power Corporation                                     6.810%  7/01/07          A3        101,077

----
12

   Principal
Amount (000) Description                                                  Coupon Maturity Ratings (1)          Value
--------------------------------------------------------------------------------------------------------------------
             Electric Utilities (continued)

   $     100 FPL Group Capital Inc.                                       4.086%  2/16/07          A2 $       99,527

         100 Niagara Mohawk Power Corporation, Series 1998G               7.750% 10/01/08          A-        104,431

         100 Ohio Edison Company                                          4.000%  5/01/08        Baa2         97,933

         100 PPL Electric Utilities Corporation                           5.875%  8/15/07          A-        100,393

         100 Public Service Electric & Gas Company, Series 2003C          4.000% 11/01/08          A-         97,485

         100 Puget Sound Energy Inc.                                      3.363%  6/01/08         BBB         96,751
--------------------------------------------------------------------------------------------------------------------
         950 Total Electric Utilities                                                                        949,162
--------------------------------------------------------------------------------------------------------------------
             Energy Equipment & Services - 0.2%

          25 Northwest Pipeline Corporation                               6.625% 12/01/07         Ba1         25,250
--------------------------------------------------------------------------------------------------------------------
             Food & Staples Retailing - 0.9%

         100 General Mills, Inc., Notes                                   5.125%  2/15/07        BBB+         99,887
--------------------------------------------------------------------------------------------------------------------
             Food Products - 2.7%

         100 Campbell Soup Company                                        5.875% 10/01/08           A        101,234

         100 Kellogg Company                                              2.875%  6/01/08          A3         96,275

         100 Kraft Foods Inc.                                             5.250%  6/01/07          A3         99,849
--------------------------------------------------------------------------------------------------------------------
         300 Total Food Products                                                                             297,358
--------------------------------------------------------------------------------------------------------------------
             Gas Utilities - 1.6%

         100 Noram Energy Corporation                                     6.500%  2/01/08         BBB        101,195

          30 SEMCO Energy                                                 7.125%  5/15/08         Ba2         29,976

          50 Southern Natural Gas                                         6.125%  9/15/08         Ba1         50,253
--------------------------------------------------------------------------------------------------------------------
         180 Total Gas Utilities                                                                             181,424
--------------------------------------------------------------------------------------------------------------------
             Health Care Equipment & Supplies - 0.9%

         100 Baxter International Inc.                                    7.250%  2/15/08          A-        102,069
--------------------------------------------------------------------------------------------------------------------
             Health Care Providers & Services - 2.2%

          50 HCA Inc.                                                     8.850%  1/01/07         BB+         50,523

         100 UnitedHealth Group Inc.                                      3.750%  2/10/09           A         96,953

         100 Wellpoint Inc.                                               3.750% 12/14/07        BBB+         98,090
--------------------------------------------------------------------------------------------------------------------
         250 Total Health Care Providers & Services                                                          245,566
--------------------------------------------------------------------------------------------------------------------
             Hotels, Restaurants & Leisure - 1.4%

          50 Park Place Entertainment                                     8.875%  9/15/08         Ba1         52,500

         100 Tricon Global Restaurants Inc.                               7.650%  5/15/08         BBB        103,636
--------------------------------------------------------------------------------------------------------------------
         150 Total Hotels, Restaurants & Leisure                                                             156,136
--------------------------------------------------------------------------------------------------------------------
             Household Durables - 1.1%

          25 Beazer Homes USA, Inc.                                       8.625%  5/15/11         Ba1         25,344

          50 D.R. Horton, Inc.                                            7.500% 12/01/07        BBB-         51,083

          25 KB Home                                                      9.500%  2/15/11         Ba2         25,656

          25 Toll Corporation                                             8.250%  2/01/11         BB+         25,250
--------------------------------------------------------------------------------------------------------------------
         125 Total Household Durables                                                                        127,333
--------------------------------------------------------------------------------------------------------------------
             Independent Power Producers & Energy Traders - 0.9%

         100 Duke Energy Corporation                                      4.200% 10/01/08          A3         97,957
--------------------------------------------------------------------------------------------------------------------
             Industrial Conglomerates - 0.9%

         100 Tyco International Group SA                                  6.125% 11/01/08        BBB+        101,510
--------------------------------------------------------------------------------------------------------------------

----
13

Portfolio of Investments
NUVEEN SHORT DURATION BOND FUND (continued)
September 30, 2006

   Principal
Amount (000) Description                                                   Coupon Maturity Ratings (1)          Value
---------------------------------------------------------------------------------------------------------------------
             Insurance - 0.9%

   $     100 Prudential Financial Inc.                                     3.750%  5/01/08           A $       97,762
---------------------------------------------------------------------------------------------------------------------
             IT Services - 0.9%

         100 First Data Corporation                                        3.375%  8/01/08           A         96,805
---------------------------------------------------------------------------------------------------------------------
             Machinery - 2.0%

         100 Caterpillar Financial Services Corporation, Series MTNF       3.800%  2/08/08           A         98,129

          25 Dresser, Inc.                                                 9.375%  4/15/11          B3         26,281

         100 John Deere Capital Corporation, Series 2005D                  4.500%  8/25/08          A-         98,736
---------------------------------------------------------------------------------------------------------------------
         225 Total Machinery                                                                                  223,146
---------------------------------------------------------------------------------------------------------------------
             Media - 3.3%

         100 AOL Time Warner Inc.                                          6.150%  5/01/07        BBB+        100,406

         100 Comcast Cable Communications Inc.                             8.375%  5/01/07        BBB+        101,710

          50 Echostar DBS Corporation                                      5.750% 10/01/08         BB-         49,688

         100 Gannett Company Inc.                                          5.500%  4/01/07           A         99,844
---------------------------------------------------------------------------------------------------------------------
         350 Total Media                                                                                      351,648
---------------------------------------------------------------------------------------------------------------------
             Metals & Mining - 0.7%

          25 Steel Dynamics, Inc.                                          9.500%  3/15/09          BB         25,906

          50 United States Steel Corporation                              10.750%  8/01/08         Ba1         54,313
---------------------------------------------------------------------------------------------------------------------
          75 Total Metals & Mining                                                                             80,219
---------------------------------------------------------------------------------------------------------------------
             Multiline Retail - 0.9%

         100 Federated Department Stores, Inc.                             6.625%  9/01/08        Baa1        102,029
---------------------------------------------------------------------------------------------------------------------
             Multi-Utilities - 1.8%

         100 MidAmerican Energy Holdings Company                           3.500%  5/15/08        BBB+         97,256

         100 Sempra Energy                                                 4.621%  5/17/07        BBB+         99,530
---------------------------------------------------------------------------------------------------------------------
         200 Total Multi-Utilities                                                                            196,786
---------------------------------------------------------------------------------------------------------------------
             Oil, Gas & Consumable Fuels - 0.9%

         100 Kinder Morgan Energy Partners, L.P.                           5.350%  8/15/07        BBB+         99,255
---------------------------------------------------------------------------------------------------------------------
             Paper & Forest Products - 0.9%

         100 Weyerhaeuser Company                                          5.950% 11/01/08         BBB        101,163
---------------------------------------------------------------------------------------------------------------------
             Pharmaceuticals - 1.8%

         100 Bristol-Myers Squibb Company                                  4.000%  8/15/08          A+         97,795

         100 Wyeth                                                         4.375%  3/01/08           A         98,738
---------------------------------------------------------------------------------------------------------------------
         200 Total Pharmaceuticals                                                                            196,533
---------------------------------------------------------------------------------------------------------------------
             Road & Rail - 1.8%

         100 CSX Corporation                                               7.450%  5/01/07         BBB        101,125

         100 Union Pacific Corporation                                     6.625%  2/01/08         BBB        101,673
---------------------------------------------------------------------------------------------------------------------
         200 Total Road & Rail                                                                                202,798
---------------------------------------------------------------------------------------------------------------------
             Thrifts & Mortgage Finance - 0.9%

         100 Countrywide Home Loan Inc.                                    5.500%  2/01/07           A        100,016
---------------------------------------------------------------------------------------------------------------------
             Wireless Telecommunication Services - 0.9%

         100 Airtouch Communications Inc.                                  6.650%  5/01/08          A-        102,018
---------------------------------------------------------------------------------------------------------------------
   $   5,899 Total Corporate Bonds (cost $5,949,833)                                                        5,922,087
---------------------------------------------------------------------------------------------------------------------

----
14

   Principal
Amount (000) Description                                                  Coupon Maturity Ratings (1)          Value
--------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 37.8%

             U.S. Treasury Bonds/Notes - 37.8%

   $   2,000 United States of America Treasury Bonds/Notes                4.250% 10/31/07         AAA $    1,986,798

         500 United States of America Treasury Bonds/Notes                4.750% 11/15/08         AAA        500,840

         410 United States of America Treasury Bonds/Notes                4.875%  5/15/09         AAA        412,499

         900 United States of America Treasury Bonds/Notes                3.500% 11/15/09         AAA        871,559

         500 United States of America Treasury Bonds/Notes                0.000%  8/15/09         AAA        438,706
--------------------------------------------------------------------------------------------------------------------
   $   4,310 Total U.S. Government and Agency Obligations (cost                                            4,210,402
              $4,203,026)
--------------------------------------------------------------------------------------------------------------------
             ASSET-BACKED AND MORTGAGE-BACKED SECURITIES - 9.7%

             Autos - 1.3%

   $      57 Capital Auto Receivables Asset Trust, Series 2005-1          5.390%  4/15/08         AAA $       57,300

          10 Capital One Auto Finance Trust, Series 2005-BSS              3.820%  9/15/08         AAA          9,877

          75 Daimler Chrysler Auto Trust, Class A3, Series 2005B          4.040%  9/08/09         AAA         74,414
--------------------------------------------------------------------------------------------------------------------
         142 Total Autos                                                                                     141,591
--------------------------------------------------------------------------------------------------------------------
             Cards - 0.9%

          50 Chase Credit Card Master Trust, Class A, Series 2004-1       5.360%  5/15/09         AAA         50,031

          50 MBNA Credit Card Master Note Trust, Class A1, Series 2002    4.950%  6/15/09         AAA         50,007
--------------------------------------------------------------------------------------------------------------------
         100 Total Cards                                                                                     100,038
--------------------------------------------------------------------------------------------------------------------
             Home Equity - 0.1%

           6 Master CI-9 NIM Notes, Series 2005, 144A                     4.940%  3/26/35          A+          5,661
--------------------------------------------------------------------------------------------------------------------
             Residentials - 7.4%

         805 Government National Mortgage Association, Mortgage-Backed    6.500%      TBA         AAA        824,871
              Securities, Conventional Mortgage Loans (TBA) (WI/DD)
--------------------------------------------------------------------------------------------------------------------
   $   1,053 Total Asset-Backed and Mortgage-Backed Securities (cost                                       1,072,161
              $1,073,555)
--------------------------------------------------------------------------------------------------------------------

                                                                          Weighted
   Principal                                                               Average
Amount (000) Description                                                    Coupon Maturity (2) Ratings (1)          Value
--------------------------------------------------------------------------------------------------------------------------
             VARIABLE RATE SENIOR LOAN INTERESTS - 2.3% (3)

             Health Care Providers & Services - 2.3%
   $     249 HealthSouth Corporation, Term Loan                             8.580%      3/10/13          B2 $      250,587
--------------------------------------------------------------------------------------------------------------------------
             Total Variable Rate Senior Loan Interests (cost $249,375)                                             250,587
             ------------------------------------------------------------------------------------------------------------
             Total Investments (cost $11,475,789) - 103.1%                                                      11,455,237
             ------------------------------------------------------------------------------------------------------------

          ASSET-BACKED AND MORTGAGE-BACKED SECURITIES SOLD SHORT -
          (5.1)%

          Residentials - (5.1)%

$   (565) Government National Mortgage Association, Mortgage-Backed    5.500% TBA AAA $    (561,116)
           Securities, Conventional Mortgage Loans (TBA)
----------------------------------------------------------------------------------------------------
          Total Asset-Backed and Mortgage-Backed Securities Sold                           (561,116)
           Short (proceeds $562,087)
          -----------------------------------------------------------------------------------------
          Other Assets Less Liabilities - 2.0%                                               214,217
          -----------------------------------------------------------------------------------------
          Net Assets - 100%                                                           $   11,108,338
          -----------------------------------------------------------------------------------------

----
15

Portfolio of Investments
NUVEEN SHORT DURATION BOND FUND (continued)
September 30, 2006

           Forward Foreign Currency Exchange Contracts outstanding at September 30, 2006:

                                                                                                  Unrealized
                                                                                                Appreciation
                                        Amount    In Exchange For           Amount Settlement (Depreciation)
Currency Contracts to Deliver (Local Currency)           Currency (Local Currency)       Date (U.S. Dollars)
-------------------------------------------------------------------------------------------------------------
     Brazilian Real                     55,175        U.S. Dollar           24,955   10/05/06        $  (395)
     Canadian Dollar                    30,000        U.S. Dollar           26,332   10/27/06           (529)
     Czech Koruna                      550,000        U.S. Dollar           24,725   12/27/06            (82)
     Danish Krone                      140,000        U.S. Dollar           23,936   10/25/06             94
     Euro                                5,000        U.S. Dollar            6,341   10/03/06             (1)
     Euro                               20,000        U.S. Dollar           25,516   10/25/06            119
     Euro                               50,000        U.S. Dollar           63,873   12/20/06            193
     Mexican Peso                        1,782        U.S. Dollar              162   10/03/06             --
     Pound Sterling                     25,000  Australian Dollar           61,745   10/24/06           (829)
     Singapore Dollar                   40,000        U.S. Dollar           25,294   10/27/06             75
     Slovakian Koruna                   17,286        U.S. Dollar              587   10/03/06             --
     South African Rand                170,000        U.S. Dollar           22,027   10/24/06            244
     South African Rand                170,000        U.S. Dollar           21,899   12/27/06            249
     Swedish Krona                     180,000        U.S. Dollar           24,829   10/24/06            221
     Swiss Franc                        30,000        U.S. Dollar           24,239   12/20/06             55
     U.S. Dollar                           491       Danish Krone            2,885   10/03/06             --
     U.S. Dollar                        23,320       Japanese Yen        2,753,637   10/03/06              2
     U.S. Dollar                         7,904  Australian Dollar           10,600   10/04/06             (5)
     U.S. Dollar                        25,000     Brazilian Real           55,175   10/05/06            350
     U.S. Dollar                        23,552 New Zealand Dollar           38,000   10/24/06          1,218
     U.S. Dollar                        24,291 South African Rand          170,000   10/24/06         (2,507)
     U.S. Dollar                        24,917      Swedish Krona          180,000   10/24/06           (310)
     U.S. Dollar                        11,692   Hungarian Forint        2,500,000   10/31/06            (86)
     U.S. Dollar                        11,434   Hungarian Forint        2,500,000   11/28/06            147
     U.S. Dollar                        22,245 South African Rand          170,000   12/27/06           (595)
-------------------------------------------------------------------------------------------------------------
                                                                                                     $(2,372)
-------------------------------------------------------------------------------------------------------------

           Interest Rate Swaps outstanding at September 30, 2006:


                                                                                              Unrealized
                                                Fund               Fixed Rate               Appreciation
                Notional Floating Rate   Pay/Receive   Fixed Rate     Payment Termination (Depreciation)
Counterparty      Amount         Index Floating Rate (Annualized)   Frequency        Date (U.S. Dollars)
--------------------------------------------------------------------------------------------------------
  JPMorgan   750,000 MXN        28 Day           Pay       10.370%     28-Day     5/13/10         $5,095
                              MXN TIIE
--------------------------------------------------------------------------------------------------------

           Credit Default Swap outstanding at September 30, 2006:

                                                                                        Unrealized
                                               Buy/Sell Notional  Fixed Termination   Appreciation
Counterparty   Referenced Entity             Protection   Amount   Rate        Date (Depreciation)
---------------------------------------------------------------------------------------------------
Morgan Stanley Louisiana-Pacific Corporation        Buy $330,000 1.350%    12/20/11          $(384)
---------------------------------------------------------------------------------------------------

           Futures Contracts outstanding at September 30, 2006:

                                                                                  Unrealized
                                                                    Value at    Appreciation
                           Contract Number of    Contract September 30, 2006  (Depreciation)
Type                       Position Contracts  Expiration     (U.S. Dollars)  (U.S. Dollars)
---------------------------------------------------------------------------------------------
Euribor                       Short        (4)       3/07        $(1,218,804)        $  (138)
Euribor                        Long         8        9/07          2,438,240           2,257
Euribor                       Short        (4)       6/08         (1,219,944)         (1,151)
U.S. 2-Year Treasury Note      Long        15       12/06          3,067,500           8,158
U.S. 5-Year Treasury Note      Long         9       12/06            949,641          (1,152)
U.S. 10-Year Treasury Note    Short        (7)      12/06           (756,438)         (4,240)
---------------------------------------------------------------------------------------------
                                                                                     $ 3,734
---------------------------------------------------------------------------------------------

----
16

              (1) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
              (2) Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
              (3) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                  Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
            (TBA) To be announced. Maturity date not known prior to the settlement date of the transaction.
          (WI/DD) Investment purchased on a when-issued/delayed delivery basis.
             144A Investment is exempt from registration under Rule 144A of the
                  Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
              MXN Mexican Peso
         MXN TIIE Mexican Peso-Interbank Equilibrium Interest Rate

                                See accompanying notes to financial statements.

----
17

Portfolio of Investments
NUVEEN CORE BOND FUND
September 30, 2006

   Principal
Amount (000) Description                                                   Coupon Maturity Ratings (1)          Value
---------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS - 26.8%

             Aerospace & Defense - 0.2%

   $      12 Boeing Capital Corporation                                    5.800%  1/15/13           A $       12,402

           4 Honeywell International Inc.                                  7.500%  3/01/10           A          4,293

           8 United Technologies Corporation                               7.500%  9/15/29           A          9,896
---------------------------------------------------------------------------------------------------------------------
          24 Total Aerospace & Defense                                                                         26,591
---------------------------------------------------------------------------------------------------------------------
             Beverages - 0.1%

           7 Anheuser-Busch Companies, Inc.                                5.050% 10/15/16          A+          6,862

           7 Coca-Cola Enterprises Inc.                                    6.750%  9/15/28           A          7,796
---------------------------------------------------------------------------------------------------------------------
          14 Total Beverages                                                                                   14,658
---------------------------------------------------------------------------------------------------------------------
             Building Products - 0.6%

          25 Building Materials Corporation of America, Series B           8.000% 10/15/07          B+         24,938

          35 Jacuzzi Brands, Inc.                                          9.625%  7/01/10           B         37,275

           4 Masco Corporation                                             5.875%  7/15/12        BBB+          3,991
---------------------------------------------------------------------------------------------------------------------
          64 Total Building Products                                                                           66,204
---------------------------------------------------------------------------------------------------------------------
             Capital Markets - 0.7%

          20 Lehman Brothers Holdings Inc.                                 7.875% 11/01/09          A+         21,449

           1 Merril Lynch & Company                                        3.700%  4/21/08         Aa3            979

           5 Merrill Lynch & Co., Inc., Note                               6.375% 10/15/08         Aa3          5,109

          11 Merrill Lynch & Company                                       5.000%  1/15/15         Aa3         10,683

          10 Morgan Stanley Dean Witter & Company                          8.000%  6/15/10         Aa3         10,800

          32 Morgan Stanley                                                4.750%  4/01/14          A1         30,478
---------------------------------------------------------------------------------------------------------------------
          79 Total Capital Markets                                                                             79,498
---------------------------------------------------------------------------------------------------------------------
             Chemicals - 2.0%

          25 Chemtura Corporation                                          6.875%  6/01/16         BB+         24,781

           6 Dow Chemical Company                                          7.375% 11/01/29          A-          7,027

          12 E.I. Du Pont de Nemours and Company                           6.875% 10/15/09           A         12,609

          25 Georgia Gulf Corporation, 144A                                9.500% 10/15/14          B+         24,938

          25 IMC Global Inc.                                              11.250%  6/01/11          BB         26,531

          25 Lyondell Chemical Company                                    10.875%  5/01/09           B         25,563

         100 MacDermid Inc.                                                9.125%  7/15/11         Ba2        104,750

           2 Praxair, Inc.                                                 6.375%  4/01/12           A          2,105
---------------------------------------------------------------------------------------------------------------------
         220 Total Chemicals                                                                                  228,304
---------------------------------------------------------------------------------------------------------------------
             Commercial Banks - 0.8%

           3 Bank of America Corporation                                   5.375%  6/15/14         Aa2          3,018

           3 Bank One NA Illinois                                          3.700%  1/15/08         Aa2          2,943

           6 Charter One Bank FSB                                          6.375%  5/15/12         Aa3          6,373

          26 Credit Sussie First Boston                                    6.500%  1/15/12         AA-         27,422

          25 National City Bank                                            6.200% 12/15/11          A1         26,124

           3 National Westminster Bank PLC                                 7.375% 10/01/09         Aa2          3,196

           3 PNC Funding Corporation                                       7.500% 11/01/09          A-          3,192

           6 SunTrust Banks Inc.                                           6.375%  4/01/11         Aa3          6,268

           7 Wells Fargo & Company                                         5.375%  2/07/35         Aa1          6,670
---------------------------------------------------------------------------------------------------------------------
          82 Total Commercial Banks                                                                            85,206
---------------------------------------------------------------------------------------------------------------------

----
18

   Principal
Amount (000) Description                                                  Coupon Maturity Ratings (1)          Value
--------------------------------------------------------------------------------------------------------------------
             Commercial Services & Supplies - 0.3%

   $      30 Ahern Rentals Inc.                                           9.250%  8/15/13          B- $       30,900

           4 Waste Management, Inc.                                       7.750%  5/15/32         BBB          4,811
--------------------------------------------------------------------------------------------------------------------
          34 Total Commercial Services & Supplies                                                             35,711
--------------------------------------------------------------------------------------------------------------------
             Communications Equipment - 0.2%

           6 British Telecommunications PLC                               8.875% 12/15/30        BBB+          8,027

           5 Cisco Systems, Inc.                                          5.500%  2/22/16          A+          5,049

           1 Motorola, Inc.                                               7.625% 11/15/10          A-          1,088

           3 Motorola, Inc.                                               7.500%  5/15/25          A-          3,478
--------------------------------------------------------------------------------------------------------------------
          15 Total Communications Equipment                                                                   17,642
--------------------------------------------------------------------------------------------------------------------
             Consumer Finance - 0.4%

           3 Household Finance Corporation                                7.000%  5/15/12         AA-          3,247

           4 Key Bank NA                                                  7.000%  2/01/11          A2          4,274

          19 MBNA Corporation                                             6.125%  3/01/13         Aa2         19,844

          12 SLM Corporation                                              5.375%  1/15/13           A         11,984
--------------------------------------------------------------------------------------------------------------------
          38 Total Consumer Finance                                                                           39,349
--------------------------------------------------------------------------------------------------------------------
             Containers & Packaging - 0.2%

          21 Stone Container Corporation                                  9.750%  2/01/11          B2         21,735
--------------------------------------------------------------------------------------------------------------------
             Distributors - 0.4%

          40 Earle M. Jorgensen Company                                   9.750%  6/01/12         Ba3         42,850
--------------------------------------------------------------------------------------------------------------------
             Diversified Financial Services - 2.7%

          33 Associates Corporation of North America                      6.250% 11/01/08         Aa1         33,681

          13 CIT Group Inc.                                               5.500% 11/30/07           A         13,039

           6 CIT Group Inc.                                               7.750%  4/02/12           A          6,651

          17 Citigroup Inc.                                               3.625%  2/09/09         Aa1         16,462

           5 Citigroup Inc.                                               6.000% 10/31/33         Aa2          5,077

           4 Citigroup Inc.                                               5.850% 12/11/34         Aa1          4,047

          22 Fleet National Bank                                          5.750%  1/15/09         Aa2         22,282

          57 General Electric Capital Corporation                         8.125%  5/15/12         AAA         64,933

          41 Household Financial Corporation                              8.000%  7/15/10         AA-         44,828

           2 HSBC Bank USA                                                3.875%  9/15/09          AA          1,936

          28 JPMorgan Chase & Co.                                         3.500%  3/15/09         Aa3         26,973

          14 Mellon Funding Corporation                                   3.250%  4/01/09          A+         13,331

          16 Nationsbank Corporation                                      7.800%  9/15/16         Aa3         18,667

          18 Sanwa Finance Aruba AEC                                      8.350%  7/15/09          A2         19,406

           9 US Bank NA Minnesota                                         6.375%  8/01/11         Aa2          9,456

          14 Wachovia Corporation                                         5.250%  8/01/14          A1         13,868
--------------------------------------------------------------------------------------------------------------------
         299 Total Diversified Financial Services                                                            314,637
--------------------------------------------------------------------------------------------------------------------
             Diversified Telecommunication Services - 1.6%

           5 Alltel Corporation                                           7.875%  7/01/32          A2          5,668

          21 BellSouth Corporation                                        6.550%  6/15/34           A         21,102

          12 Deutsche Telekom International Finance BV                    8.000%  6/15/10          A-         13,101

           4 Deutsche Telekom International Finance BV                    8.250%  6/15/30          A-          4,901

----
19

Portfolio of Investments
NUVEEN CORE BOND FUND (continued)
September 30, 2006

   Principal
Amount (000) Description                                                  Coupon Maturity Ratings (1)          Value
--------------------------------------------------------------------------------------------------------------------
             Diversified Telecommunication Services (continued)

   $      10 Embarq Corporation                                           7.995%  6/01/36        BBB- $       10,620

          18 France Telecom                                               7.750%  3/01/11          A-         19,739

          25 GTE Corporation                                              7.510%  4/01/09           A         26,249

          14 Sprint Capital Corporation                                   8.375%  3/15/12        BBB+         15,708

          40 Sprint Capital Corporation                                   6.900%  5/01/19        BBB+         41,714

           4 Sprint Capital Corporation                                   8.750%  3/15/32        BBB+          4,892

          10 Verizon New York Inc., Series B                              7.375%  4/01/32           A         10,454
--------------------------------------------------------------------------------------------------------------------
         163 Total Diversified Telecommunication Services                                                    174,148
--------------------------------------------------------------------------------------------------------------------
             Electric Utilities - 1.0%

          14 Duke Capital LLC                                             5.668%  8/15/14         BBB         13,886

           5 FirstEnergy Corporation                                      7.375% 11/15/31        BBB-          5,799

          12 National Rural Utilities Cooperative Finance Corporation     3.875%  2/15/08          A+         11,789

           8 National Rural Utilities Cooperative Finance Corporation     5.750%  8/28/09           A          8,136

          11 Pacific Gas and Electric Company                             6.050%  3/01/34        Baa1         11,101

          10 Progress Energy, Inc.                                        7.000% 10/30/31        Baa2         11,230

           5 PSE&G Power LLC                                              8.625%  4/15/31        Baa1          6,502

          11 Reliant Energy, Centerpoint Energy Inc.                      7.750%  2/15/11         BBB         11,941

          20 TXU Energy Company                                           7.000%  3/15/13        Baa2         21,025

           9 Virginia Electric and Power Company                          4.750%  3/01/13        Baa1          8,635
--------------------------------------------------------------------------------------------------------------------
         105 Total Electric Utilities                                                                        110,044
--------------------------------------------------------------------------------------------------------------------
             Electronic Equipment & Instruments - 0.6%

          61 Arrow Electronics, Inc.                                      6.875%  6/01/18        BBB-         62,467
--------------------------------------------------------------------------------------------------------------------
             Energy Equipment & Services - 0.8%

          75 Hanover Equipment Trust, Senior Secured Note, Series 2003    8.500%  9/01/08         Ba3         76,313

          10 Northwest Pipeline Corporation                               6.625% 12/01/07         Ba1         10,100
--------------------------------------------------------------------------------------------------------------------
          85 Total Energy Equipment & Services                                                                86,413
--------------------------------------------------------------------------------------------------------------------
             Food & Staples Retailing - 0.4%

          19 General Mills, Inc.                                          2.625% 10/24/06        BBB+         18,970

           2 Kroger Co.                                                   7.500%  4/01/31        Baa2          2,218

          19 Meyer Fred Inc., Kroger Inc.                                 7.450%  3/01/08        Baa2         19,511
--------------------------------------------------------------------------------------------------------------------
          40 Total Food & Staples Retailing                                                                   40,699
--------------------------------------------------------------------------------------------------------------------
             Food Products - 0.3%

           3 Archer-Daniels-Midland Company                               7.000%  2/01/31           A          3,485

           2 Kellogg Company                                              7.450%  4/01/31          A3          2,421

          11 Kraft Foods Inc.                                             6.250%  6/01/12          A3         11,454

          16 Nabisco Inc.                                                 7.550%  6/15/15          A-         18,224

           3 Unilever Capital Corporation                                 5.900% 11/15/32          A+          3,027
--------------------------------------------------------------------------------------------------------------------
          35 Total Food Products                                                                              38,611
--------------------------------------------------------------------------------------------------------------------
             Gas Utilities - 0.0%

           2 Consolidated Natural Gas Company                             5.000% 12/01/14        Baa1          1,902
--------------------------------------------------------------------------------------------------------------------
             Health Care Providers & Services - 1.0%

          40 Amerisource Bergen Corporation                               5.875%  9/15/15        BBB-         39,415

----
20

   Principal
Amount (000) Description                                                   Coupon Maturity Ratings (1)          Value
---------------------------------------------------------------------------------------------------------------------
             Health Care Providers & Services (continued)

   $      18 Medco Health Solutions, Inc.                                  7.250%  8/15/13         BBB $       19,563

          50 UnitedHealth Group Incorporated                               5.375%  3/15/16           A         49,561
---------------------------------------------------------------------------------------------------------------------
         108 Total Health Care Providers & Services                                                           108,539
---------------------------------------------------------------------------------------------------------------------
             Hotels, Restaurants & Leisure - 0.6%

          50 Host Marriott LP                                              9.500%  1/15/07          BB         50,688

          20 MGM Grand Inc.                                                6.000% 10/01/09          BB         19,850
---------------------------------------------------------------------------------------------------------------------
          70 Total Hotels, Restaurants & Leisure                                                               70,538
---------------------------------------------------------------------------------------------------------------------
             Household Durables - 1.0%

          25 Beazer Homes USA, Inc.                                        8.625%  5/15/11         Ba1         25,344

          25 K. Hovnanian Enterprises Inc.                                 7.500%  5/15/16         Ba1         23,469

          25 KB Home                                                       9.500%  2/15/11         Ba2         25,656

          12 Pulte Homes, Inc.                                             4.875%  7/15/09         BBB         11,795

           6 Pulte Homes, Inc.                                             6.375%  5/15/33         BBB          5,632

          25 Toll Corporation                                              8.250%  2/01/11         BB+         25,250
---------------------------------------------------------------------------------------------------------------------
         118 Total Household Durables                                                                         117,146
---------------------------------------------------------------------------------------------------------------------
             Household Products - 0.2%

           2 Kimberly-Clark Corporation                                    5.000%  8/15/13         Aa2          1,984

          20 Procter and Gamble Company                                    4.850% 12/15/15         AA-         19,439
---------------------------------------------------------------------------------------------------------------------
          22 Total Household Products                                                                          21,423
---------------------------------------------------------------------------------------------------------------------
             Industrial Conglomerates - 0.2%

           7 General Electric Company                                      5.000%  2/01/13         AAA          6,930

          20 Raychem Corporation, Tyco International Limited               7.200% 10/15/08        BBB+         20,687
---------------------------------------------------------------------------------------------------------------------
          27 Total Industrial Conglomerates                                                                    27,617
---------------------------------------------------------------------------------------------------------------------
             IT Services - 0.3%

          30 Sungard Data Systems Inc.                                     9.125%  8/15/13          B-         31,200
---------------------------------------------------------------------------------------------------------------------
             Life Sciences Tools & Services - 0.2%

          25 Fisher Scientific International                               6.125%  7/01/15         BB+         24,938
---------------------------------------------------------------------------------------------------------------------
             Machinery - 0.4%

           5 Caterpillar Inc.                                              7.300%  5/01/31           A          6,054

          15 Deere & Company                                               6.950%  4/25/14          A-         16,528

          25 Dresser, Inc.                                                 9.375%  4/15/11          B3         26,281
---------------------------------------------------------------------------------------------------------------------
          45 Total Machinery                                                                                   48,863
---------------------------------------------------------------------------------------------------------------------
             Media - 1.8%

          18 Cox Communications, Inc.                                      7.750% 11/01/10        BBB-         19,442

          28 Gray Television Inc.                                          9.250% 12/15/11          B1         29,435

          25 Insight Midwest L.P                                           9.750% 10/01/09           B         25,500

          50 Insight Midwest L.P                                          10.500% 11/01/10           B         52,000

          22 TCI Communications, Inc.                                      8.750%  8/01/15        BBB+         26,093

          11 Time Warner Inc.                                              9.125%  1/15/13        BBB+         12,833

          14 Time Warner Inc.                                              9.150%  2/01/23        BBB+         17,434

          18 Viacom Inc., Senior Notes                                     7.700%  7/30/10         BBB         19,403

           2 Walt Disney Company                                           7.000%  3/01/32          A-          2,318
---------------------------------------------------------------------------------------------------------------------
         188 Total Media                                                                                      204,458
---------------------------------------------------------------------------------------------------------------------

----
21

Portfolio of Investments
NUVEEN CORE BOND FUND (continued)
September 30, 2006

   Principal
Amount (000) Description                                                  Coupon Maturity Ratings (1)          Value
--------------------------------------------------------------------------------------------------------------------
             Metals & Mining - 1.8%

   $       8 Alcan Inc.                                                   7.250%  3/15/31        BBB+ $        9,111

          15 Alcoa Inc.                                                   4.250%  8/15/07          A2         14,816

           2 Alcoa Inc.                                                   7.375%  8/01/10          A2          2,149

          25 California Steel Industries Inc.                             6.125%  3/15/14         BB-         23,406

         100 Freeport-McMoran Copper & Gold, Inc.                         7.500% 11/15/06          B+        100,625

          30 Russel Metals Inc.                                           6.375%  3/01/14          BB         28,500

          25 Steel Dynamics, Inc.                                         9.500%  3/15/09          BB         25,906
--------------------------------------------------------------------------------------------------------------------
         205 Total Metals & Mining                                                                           204,513
--------------------------------------------------------------------------------------------------------------------
             Multiline Retail - 0.7%

           4 Federated Department Stores, Inc.                            6.625%  4/01/11        Baa1          4,146

           8 Federated Department Stores, Inc.                            6.900%  4/01/29        Baa1          8,189

          30 J.C. Penney Corporation Inc.                                 7.125% 11/15/23        BBB-         33,286

          13 Target Corporation                                           7.500%  8/15/10          A+         14,065

          17 Wal-Mart Stores, Inc.                                        6.875%  8/10/09          AA         17,814

           2 Wal-Mart Stores, Inc.                                        7.550%  2/15/30          AA          2,464
--------------------------------------------------------------------------------------------------------------------
          74 Total Multiline Retail                                                                           79,964
--------------------------------------------------------------------------------------------------------------------
             Oil, Gas & Consumable Fuels - 2.2%

          10 Amerada Hess Corporation                                     7.125%  3/15/33        BBB-         11,090

           5 Burlington Resources Finance Company                         7.200%  8/15/31          A2          5,949

          25 Chesapeake Energy Corporation                                6.250%  1/15/18          BB         23,313

          10 Devon Energy Corporation                                     7.950%  4/15/32         BBB         12,386

          10 Duke Energy Field Services Corporation                       7.875%  8/16/10         BBB         10,833

          21 Enterprise Products Operating L.P.                           4.625% 10/15/09        Baa3         20,540

           3 Halliburton Company                                          5.500% 10/15/10        BBB+          3,021

          10 Kinder Morgan Energy Partners, L.P.                          7.300%  8/15/33        BBB+         10,881

          10 Occidental Petroleum Corporation                             6.750%  1/15/12          A-         10,699

          10 PC Financial Partnership                                     5.000% 11/15/14         BBB          9,590

          11 Phillips Petroleum Company                                   8.750%  5/25/10          A1         12,294

          50 Premcor Refining Group Inc.                                  7.500%  6/15/15        BBB-         52,296

          25 Tesoro Corporation, 144A                                     6.625% 11/01/15         BB+         24,188

          10 Tosco Corporation                                            8.125%  2/15/30          A1         12,977

          10 Valero Energy Corporation                                    7.500%  4/15/32        BBB-         11,620

          10 XTO Energy, Inc.                                             6.250%  4/15/13         BBB         10,328
--------------------------------------------------------------------------------------------------------------------
         230 Total Oil, Gas & Consumable Fuels                                                               242,005
--------------------------------------------------------------------------------------------------------------------
             Paper & Forest Products - 0.8%

          50 GP Canada Finance Company                                    7.200% 12/15/06         Ba3         50,500

           8 Westvaco Corporation                                         8.200%  1/15/30         BBB          9,026

          17 Weyerhaeuser Company                                         5.950% 11/01/08         BBB         17,198

          10 Weyerhaeuser Company                                         6.950% 10/01/27         BBB         10,005
--------------------------------------------------------------------------------------------------------------------
          85 Total Paper & Forest Products                                                                    86,729
--------------------------------------------------------------------------------------------------------------------

----
22

   Principal
Amount (000) Description                                                  Coupon Maturity Ratings (1)          Value
--------------------------------------------------------------------------------------------------------------------
             Pharmaceuticals - 0.2%

   $       3 Schering-Plough Corporation                                  6.750% 12/01/33          A- $        3,316

          20 Wyeth                                                        5.500%  3/15/13           A         20,119
--------------------------------------------------------------------------------------------------------------------
          23 Total Pharmaceuticals                                                                            23,435
--------------------------------------------------------------------------------------------------------------------
             Real Estate Investment Trust - 0.2%

          19 Simon Property Group, L.P.                                   6.375% 11/15/07          A-         19,169
--------------------------------------------------------------------------------------------------------------------
             Real Estate Management & Development - 0.3%

          17 EOP Operating LP                                             7.750% 11/15/07         BBB         17,418

           2 EOP Operating LP                                             5.875%  1/15/13         BBB          2,026

          12 ERP Operating LP                                             6.625%  3/15/12          A-         12,714
--------------------------------------------------------------------------------------------------------------------
          31 Total Real Estate Management & Development                                                       32,158
--------------------------------------------------------------------------------------------------------------------
             Road & Rail - 0.5%

          18 Burlington Northern Santa Fe Corporation                     6.750%  7/15/11        BBB+         19,115

          13 Canadian National Railway Company                            6.250%  8/01/34          A-         14,008

          17 Norfolk Southern Corporation                                 7.700%  5/15/17        BBB+         19,899
--------------------------------------------------------------------------------------------------------------------
          48 Total Road & Rail                                                                                53,022
--------------------------------------------------------------------------------------------------------------------
             Software - 0.1%

          14 Computer Associates International, Inc.                      5.250% 12/01/09         Ba1         13,690
--------------------------------------------------------------------------------------------------------------------
             Specialty Retail - 0.0%

           1 Home Depot, Inc.                                             3.750%  9/15/09          AA            964

           1 Lowes Companies, Inc.                                        6.500%  3/15/29          A+          1,098
--------------------------------------------------------------------------------------------------------------------
           2 Total Specialty Retail                                                                            2,062
--------------------------------------------------------------------------------------------------------------------
             Tobacco - 0.1%

           2 Philip Morris Companies, Inc.                                7.750%  1/15/27         BBB          2,428

           6 Phillip Morris Companies, Inc.                               7.200%  2/01/07         BBB          6,022
--------------------------------------------------------------------------------------------------------------------
           8 Total Tobacco                                                                                     8,450
--------------------------------------------------------------------------------------------------------------------
             Trading Companies & Distributors - 0.3%

          30 Ashtead Capital Inc., 144A                                   9.000%  8/15/16           B         31,350
--------------------------------------------------------------------------------------------------------------------
             Wireless Telecommunication Services - 0.6%

          22 AT&T/Cingular Wireless Services                              8.125%  5/01/12           A         24,791

          25 Rogers Wireless Communications Inc.                          6.375%  3/01/14          BB         25,031

          10 Telefonica Europe BV                                         7.750%  9/15/10        BBB+         10,805

           4 Vodafone Group PLC                                           7.875%  2/15/30          A-          4,704
--------------------------------------------------------------------------------------------------------------------
          61 Total Wireless Telecommunication Services                                                        65,331
--------------------------------------------------------------------------------------------------------------------
   $   2,884 Total Corporate Bonds (cost $3,061,780)                                                       3,003,269
--------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.7%

             U.S. Treasury Bonds/Notes - 29.7%

   $     500 United States of America Treasury Bonds/Notes                7.500% 11/15/24         AAA $      659,414

         170 United States of America Treasury Bonds/Notes                4.500%  2/15/36         AAA        162,948

         400 United States of America Treasury Bonds/Notes                3.250%  8/15/07         AAA        394,313

         100 United States of America Treasury Bonds/Notes                4.250% 10/31/07         AAA         99,340

         600 United States of America Treasury Bonds/Notes                4.875%  5/15/09         AAA        603,656

         140 United States of America Treasury Bonds/Notes                3.500% 11/15/09         AAA        135,576

----
23

Portfolio of Investments
NUVEEN CORE BOND FUND (continued)
September 30, 2006

   Principal
Amount (000) Description                                                  Coupon Maturity Ratings (1)          Value
--------------------------------------------------------------------------------------------------------------------

             U.S. Treasury Bonds/Notes (continued)

   $      20 United States of America Treasury Bonds/Notes                5.000%  8/15/11         AAA $       20,391

          25 United States of America Treasury Bonds/Notes                5.125%  5/15/16         AAA         25,941

         120 United States of America Treasury Bonds/Notes                4.875%  8/15/16         AAA        122,306

       1,055 United States of America Treasury Bonds/Notes                0.000%  2/15/11         AAA        868,201

         360 United States of America Treasury Bonds/Notes                0.000%  2/15/15         AAA        244,430
--------------------------------------------------------------------------------------------------------------------
   $   3,490 Total U.S. Government and Agency Obligations (cost                                            3,336,516
              $3,295,825)
--------------------------------------------------------------------------------------------------------------------
             ASSET-BACKED AND MORTGAGE BACKED SECURITIES - 47.9%

             Autos - 1.3%

   $      57 Capital Auto Receivables Asset Trust, Series 2005-1          5.390%  4/15/08         AAA $       57,302

          10 Capital One Auto Finance Trust, Series 2005-BSS              3.820%  9/15/08         AAA          9,877

          75 Daimler Chrysler Auto Trust, Class A3, Series 2005B          4.040%  9/08/09         AAA         74,414
--------------------------------------------------------------------------------------------------------------------
         142 Total Autos                                                                                     141,593
--------------------------------------------------------------------------------------------------------------------
             Cards - 0.9%

          50 Chase Credit Card Master Trust, Class A, Series 2004-1       5.360%  5/15/09         AAA         50,031

          50 MBNA Credit Card Master Note Trust, Class A1, Series 2002    4.950%  6/15/09         AAA         50,007
--------------------------------------------------------------------------------------------------------------------
         100 Total Cards                                                                                     100,038
--------------------------------------------------------------------------------------------------------------------
             Home Equity - 0.1%

           6 Master CI-9 NIM Notes, Series 2005, 144A                     4.940%  3/26/35          A+          5,661
--------------------------------------------------------------------------------------------------------------------
             Residentials - 45.6%

          67 Federal National Mortgage Association Mortgage Pool 255814   5.500%  8/01/35         AAA         66,408

         881 Federal National Mortgage Association Mortgage Pool 735060   6.000% 11/01/35         AAA        886,189

         429 Federal National Mortgage Association Mortgage Pool 824163   5.500%  4/01/35         AAA        422,523

           5 Federal National Mortgage Association Mortgage Pool 828348   4.500%  7/01/35         AAA          4,235

         919 Federal National Mortgage Association Mortgage Pool 835226   5.000%  8/01/20         AAA        903,613

         725 Federal National Mortgage Association Mortgage Pool (MDR)    6.000%      TBA         AAA        728,399
              (TBA) (WI/DD)

         500 Federal National Mortgage Association Mortgage Pool (MDR)    5.500%      TBA         AAA        492,656
              (TBA) (WI/DD)

         400 Federal National Mortgage Association Mortgage Pool (MDR)    6.000%      TBA         AAA        401,625
              (TBA) (WI/DD)

         400 Federal National Mortgage Association Mortgage Pool (TBA)    5.500%      TBA         AAA        394,000
              (WI/DD)

         805 Government National Mortgage Association, Mortgage-Backed    6.500%      TBA         AAA        824,874
              Securities, Conventional Mortgage Loans (TBA) (WI/DD)
--------------------------------------------------------------------------------------------------------------------
       5,131 Total Residentials                                                                            5,124,522
--------------------------------------------------------------------------------------------------------------------
   $   5,379 Total Asset-Backed and Mortgage-Backed Securities (cost                                       5,371,814
              $5,375,263)
--------------------------------------------------------------------------------------------------------------------
             CAPITAL PREFERRED SECURITIES - 0.3%

             Capital Markets - 0.3%

   $       8 First Union Institutional Capital Securities                 8.040% 12/01/26          A1 $        8,344

          22 Goldman Sachs Group, Inc.                                    6.345%  2/15/34          A1         21,930
--------------------------------------------------------------------------------------------------------------------
          30 Total Capital Markets                                                                            30,274
--------------------------------------------------------------------------------------------------------------------
   $      30 Total Capital Preferred Securities (cost $31,700)                                                30,274
--------------------------------------------------------------------------------------------------------------------
             SOVEREIGN DEBT - 0.7%

             Colombia - 0.1%

   $      10 Republic of Colombia                                         8.250% 12/22/14          BB $       11,090
--------------------------------------------------------------------------------------------------------------------

             Mexico - 0.6%

          65 United Mexican States                                        6.625%  3/03/15        Baa1         69,220
--------------------------------------------------------------------------------------------------------------------
   $      75 Total Sovereign Debt (cost $81,432)                                                              80,310
--------------------------------------------------------------------------------------------------------------------

----
24

                                                                          Weighted
   Principal                                                               Average
Amount (000) Description                                                    Coupon Maturity (2) Ratings (1)          Value
--------------------------------------------------------------------------------------------------------------------------
             VARIABLE RATE SENIOR LOAN INTERESTS - 2.2% (3)

             Health Care Providers & Services - 2.2%

   $     249 HealthSouth Corporation, Term Loan                             8.580%      3/10/13          B2 $      250,587
--------------------------------------------------------------------------------------------------------------------------
             Total Variable Rate Senior Loan Interests (cost $249,375)                                             250,587
             -------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 12.6%

   $   1,417 Repurchase Agreement with State Street Bank, dated 9/29/06,    4.800%     10/02/06             $    1,416,704
              repurchase price $1,417,271, collateralized by $1,470,000,
              U.S. Treasury Notes, 3.375%, due 11/15/08, value $1,449,788
--------------------------------------------------------------------------------------------------------------------------
             Total Short-Term Investments (cost $1,416,704)                                                      1,416,704
             -------------------------------------------------------------------------------------------------------------
             Total Investments (cost $13,512,079) - 120.2%                                                      13,489,474
             -------------------------------------------------------------------------------------------------------------
             ASSET-BACKED AND MORTGAGE-BACKED SECURITIES SOLD SHORT - (5.0)%

             Residentials - (5.0)%

   $   (565) Government National Mortgage Association, Mortgage-Backed      5.500%          TBA         AAA $    (561,116)
              Securities, Conventional Mortgage Loans (TBA)
--------------------------------------------------------------------------------------------------------------------------
             Total Asset-Backed and Mortgage-Backed Securities Sold Short                                        (561,116)
              (proceeds $562,087)
             -------------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - (15.2)%                                                           (1,706,680)
             -------------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                              $   11,221,678
             -------------------------------------------------------------------------------------------------------------

----
25

Portfolio of Investments
NUVEEN CORE BOND FUND (continued)
September 30, 2006

           Forward Foreign Currency Exchange Contracts outstanding at September 30, 2006:

                                                                                                  Unrealized
                                                                                                Appreciation
                                        Amount    In Exchange For           Amount Settlement (Depreciation)
Currency Contracts to Deliver (Local Currency)           Currency (Local Currency)       Date (U.S. Dollars)
-------------------------------------------------------------------------------------------------------------
     Brazilian Real                     55,175        U.S. Dollar           24,955   10/05/06        $  (395)
     Canadian Dollar                    30,000        U.S. Dollar           26,332   10/27/06           (529)
     Czech Koruna                      550,000        U.S. Dollar           24,725   12/27/06            (82)
     Danish Krone                      140,000        U.S. Dollar           23,936   10/25/06             94
     Euro                                5,000        U.S. Dollar            6,341   10/03/06             (1)
     Euro                               20,000        U.S. Dollar           25,516   10/25/06            119
     Euro                               50,000        U.S. Dollar           63,873   12/20/06            193
     Mexican Peso                        1,782        U.S. Dollar              162   10/03/06             --
     Pound Sterling                     25,000  Australian Dollar           61,745   10/24/06           (829)
     Singapore Dollar                   40,000        U.S. Dollar           25,294   10/27/06             75
     Slovakian Koruna                   17,286        U.S. Dollar              587   10/03/06             --
     South African Rand                170,000        U.S. Dollar           22,027   10/24/06            244
     South African Rand                170,000        U.S. Dollar           21,899   12/27/06            249
     Swedish Krona                     180,000        U.S. Dollar           24,829   10/24/06            221
     Swiss Franc                        30,000        U.S. Dollar           24,239   12/20/06             55
     U.S. Dollar                           491       Danish Krone            2,885   10/03/06             --
     U.S. Dollar                        23,320       Japanese Yen        2,753,637   10/03/06              2
     U.S. Dollar                         7,904  Australian Dollar           10,600   10/04/06             (5)
     U.S. Dollar                        25,000     Brazilian Real           55,175   10/05/06            350
     U.S. Dollar                        23,552 New Zealand Dollar           38,000   10/24/06          1,218
     U.S. Dollar                        24,291 South African Rand          170,000   10/24/06         (2,507)
     U.S. Dollar                        24,917      Swedish Krona          180,000   10/24/06           (310)
     U.S. Dollar                        11,692   Hungarian Forint        2,500,000   10/31/06            (86)
     U.S. Dollar                        11,434   Hungarian Forint        2,500,000   11/28/06            147
     U.S. Dollar                        22,245 South African Rand          170,000   12/27/06           (595)
-------------------------------------------------------------------------------------------------------------
                                                                                                     $(2,372)
-------------------------------------------------------------------------------------------------------------

           Interest Rate Swaps outstanding at September 30, 2006:

                                                                                               Unrealized
                                                 Fund               Fixed Rate               Appreciation
                Notional  Floating Rate   Pay/Receive   Fixed Rate     Payment Termination (Depreciation)
Counterparty      Amount          Index Floating Rate (Annualized)   Frequency        Date (U.S. Dollars)
---------------------------------------------------------------------------------------------------------
  JPMorgan    750,000 MXN        28 Day           Pay       10.370%     28-Day     5/13/10         $5,095
                               MXN TIIE
---------------------------------------------------------------------------------------------------------

           Credit Default Swap outstanding at September 30, 2006:

                                                                                        Unrealized
                                               Buy/Sell Notional  Fixed Termination   Appreciation
Counterparty   Referenced Entity             Protection   Amount   Rate        Date (Depreciation)
---------------------------------------------------------------------------------------------------
Morgan Stanley Louisiana-Pacific Corporation        Buy $330,000 1.350%    12/20/11          $(384)
---------------------------------------------------------------------------------------------------

           Futures Contracts outstanding at September 30, 2006:

                                                                                  Unrealized
                                                                    Value at    Appreciation
                           Contract Number of    Contract September 30, 2006  (Depreciation)
Type                       Position Contracts  Expiration     (U.S. Dollars)  (U.S. Dollars)
---------------------------------------------------------------------------------------------
Euribor                       Short        (4)       3/07        $(1,218,804)        $  (149)
Euribor                        Long         8        9/07          2,438,240           2,257
Euribor                       Short        (4)       6/08         (1,219,944)         (1,151)
U.S. 2-Year Treasury Note      Long         2       12/06            409,000           1,277
U.S. 5-Year Treasury Note      Long         1       12/06            105,516             700
U.S. 10-Year Treasury Note     Long         6       12/06            648,375           5,231
---------------------------------------------------------------------------------------------
                                                                                     $ 8,165
---------------------------------------------------------------------------------------------


----
26

              (1) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
              (2) Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
              (3) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                  Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
            (MDR) Denotes investment is subject to dollar roll transactions and deemed purchased on a when-issued basis.
            (TBA) To be announced. Maturity date not known prior to the settlement date of the transaction.
          (WI/DD) Investment purchased on a when-issued/delayed delivery basis.
             144A Investment is exempt from registration under Rule 144A of the
                  Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
              MXN Mexican Peso
         MXN TIIE Mexican Peso-Interbank Equilibrium Interest Rate

                                See accompanying notes to financial statements.

----
27

Portfolio of Investments
NUVEEN HIGH YIELD BOND FUND
September 30, 2006

   Principal
Amount (000) Description                                                   Coupon Maturity Ratings (1)          Value
---------------------------------------------------------------------------------------------------------------------
             CORPORATE BONDS - 80.3%

             Aerospace & Defense - 1.9%

   $     125 Bombardier Inc., 144A                                         6.750%  5/01/12          BB $      119,688

          91 DI Finance/DynCorp International, Series B                    9.500%  2/15/13           B         94,640
---------------------------------------------------------------------------------------------------------------------
         216 Total Aerospace & Defense                                                                        214,328
---------------------------------------------------------------------------------------------------------------------
             Automobiles - 1.2%

          95 Ford Motor Company                                            7.450%  7/16/31           B         73,863

          60 General Motors Corporation, Senior Debentures                 8.375%  7/15/33          B-         52,200
---------------------------------------------------------------------------------------------------------------------
         155 Total Automobiles                                                                                126,063
---------------------------------------------------------------------------------------------------------------------
             Building Products - 4.0%

         100 Building Materials Corporation of America, Series B           8.000% 10/15/07          B+         99,750

          50 Goodman Global Holdings                                       7.875% 12/15/12          B-         47,875

         200 Jacuzzi Brands, Inc.                                          9.625%  7/01/10           B        213,000

         100 Norcraft Holdings LP                                          0.000%  9/01/12          B-         81,500
---------------------------------------------------------------------------------------------------------------------
         450 Total Building Products                                                                          442,125
---------------------------------------------------------------------------------------------------------------------
             Chemicals - 7.2%

         100 Equistar Chemicals LP/Equistar Funding Corporation           10.625%  5/01/11         BB-        107,750

          50 Georgia Gulf Corporation, 144A                               10.750% 10/15/16           B         49,375

         100 IMC Global Inc.                                              11.250%  6/01/11          BB        106,125

          50 IMC Global Inc.                                              10.875%  8/01/13          BB         56,000

         100 Lyondell Chemical Company                                    10.875%  5/01/09           B        102,250

         100 MacDermid Inc.                                                9.125%  7/15/11         Ba2        104,750

         100 Methanex Corporation                                          8.750%  8/15/12        BBB-        108,250

          45 PolyOne Corporation                                          10.625%  5/15/10          B+         48,600

         100 Rockwood Specialties Group Inc., Series WI                    7.500% 11/15/14          B-         99,000
---------------------------------------------------------------------------------------------------------------------
         745 Total Chemicals                                                                                  782,100
---------------------------------------------------------------------------------------------------------------------
             Commercial Services & Supplies - 1.8%

         100 Ahern Rentals Inc.                                            9.250%  8/15/13          B-        103,000

         100 Allied Waste North America                                    7.125%  5/15/16         BB-         99,125
---------------------------------------------------------------------------------------------------------------------
         200 Total Commercial Services & Supplies                                                             202,125
---------------------------------------------------------------------------------------------------------------------
             Construction Materials - 0.4%

          40 Texas Industries Inc.                                         7.250%  7/15/13         BB-         40,200
---------------------------------------------------------------------------------------------------------------------
             Consumer Finance - 5.0%

          85 Ford Motor Credit Company                                     5.625% 10/01/08          B1         81,580

         120 Ford Motor Credit Company                                     9.875%  8/10/11          B1        124,296

         165 Ford Motor Credit Company                                     7.000% 10/01/13          B1        153,299

         150 General Motors Acceptance Corporation                         8.000% 11/01/31         Ba1        157,271

          40 General Motors Acceptance Corporation, Notes                  6.875%  8/28/12         Ba1         39,639
---------------------------------------------------------------------------------------------------------------------
         560 Total Consumer Finance                                                                           556,085
---------------------------------------------------------------------------------------------------------------------
             Containers & Packaging - 1.6%

          88 Owens-Brockway Glass Container Inc.                           8.875%  2/15/09         Ba2         90,860

          86 Stone Container Corporation                                   9.750%  2/01/11          B2         89,010
---------------------------------------------------------------------------------------------------------------------
         174 Total Containers & Packaging                                                                     179,870
---------------------------------------------------------------------------------------------------------------------

----
28

   Principal
Amount (000) Description                                                   Coupon Maturity Ratings (1)          Value
---------------------------------------------------------------------------------------------------------------------
             Distributors - 0.9%

   $     100 Ryerson Tull Inc.                                             8.250% 12/15/11           B $       99,500
---------------------------------------------------------------------------------------------------------------------
             Diversified Consumer Services - 0.9%

         100 Carriage Services Inc.                                        7.875%  1/15/15          B1         97,750
---------------------------------------------------------------------------------------------------------------------
             Diversified Telecommunication Services - 4.6%

         100 Charter Communications, CCO Holdings LLC                      8.750% 11/15/13        Caa1        101,125

          50 Cincinnati Bell Inc.                                          8.375%  1/15/14          B2         50,750

         100 Citizens Communications Company                               9.000%  8/15/31         BB+        107,750

          40 Hughes Network Systems LLC, 144A                              9.500%  4/15/14          B1         41,400

         100 Intelsat Limited                                              5.250% 11/01/08           B         96,500

          50 Level 3 Financing Inc.                                       10.750% 10/15/11          B2         52,563

          50 Windstream Corporation, 144A                                  8.625%  8/01/16         BB-         53,750
---------------------------------------------------------------------------------------------------------------------
         490 Total Diversified Telecommunication Services                                                     503,838
---------------------------------------------------------------------------------------------------------------------
             Electric Utilities - 3.7%

         100 AES Corporation                                               7.750%  3/01/14          B1        104,500

          85 Edison Mission Energy, 144A                                   7.750%  6/15/16          B+         86,488

         100 Mirant North America LLC                                      7.375% 12/31/13          B2        100,625

          50 Reliant Energy Inc.                                           6.750% 12/15/14           B         47,813

          75 TXU Corporation, Series R                                     6.550% 11/15/34         BB+         71,016
---------------------------------------------------------------------------------------------------------------------
         410 Total Electric Utilities                                                                         410,442
---------------------------------------------------------------------------------------------------------------------
             Electronic Equipment & Instruments - 0.8%

          85 Solectron Global Financing Limited                            8.000%  3/15/16          B-         84,575
---------------------------------------------------------------------------------------------------------------------
             Energy Equipment & Services - 4.5%

         250 Hanover Equipment Trust, Senior Secured Note, Series 2003     8.500%  9/01/08         Ba3        254,375

          90 Targa Resources Inc., 144A                                    8.500% 11/01/13          B-         90,225

         150 Williams Companies Inc.                                       7.500%  1/15/31         Ba2        148,875
---------------------------------------------------------------------------------------------------------------------
         490 Total Energy Equipment & Services                                                                493,475
---------------------------------------------------------------------------------------------------------------------
             Food & Staples Retailing - 0.9%

          50 Duane Reade Inc.                                              9.890% 12/15/10          B3         50,875

          50 Duane Reade Inc.                                              9.750%  8/01/11        Caa3         43,375
---------------------------------------------------------------------------------------------------------------------
         100 Total Food & Staples Retailing                                                                    94,250
---------------------------------------------------------------------------------------------------------------------
             Food Products - 0.9%

         100 Pinnacle Foods Holding Corporation                            8.250% 12/01/13          B-        100,625
---------------------------------------------------------------------------------------------------------------------
             Hotels, Restaurants & Leisure - 4.7%

          50 Boyd Gaming Corporation                                       7.125%  2/01/16         Ba3         48,625

         200 Host Marriott LP                                              9.500%  1/15/07          BB        202,750

         125 MGM Grand Inc.                                                6.000% 10/01/09          BB        124,063

         100 MGM Mirage Inc.                                               6.625%  7/15/15          BB         96,500

          50 Station Casinos Inc.                                          6.500%  2/01/14         Ba3         47,063
---------------------------------------------------------------------------------------------------------------------
         525 Total Hotels, Restaurants & Leisure                                                              519,001
---------------------------------------------------------------------------------------------------------------------
             Household Durables - 4.1%

          50 Beazer Homes USA, Inc.                                        8.625%  5/15/11         Ba1         50,688

          50 K. Hovnanian Enterprises Inc.                                 7.500%  5/15/16         Ba1         46,938

          50 KB Home                                                       9.500%  2/15/11         Ba2         51,313

----
29

Portfolio of Investments
NUVEEN HIGH YIELD BOND FUND (continued)
September 30, 2006

   Principal
Amount (000) Description                                                   Coupon Maturity Ratings (1)          Value
---------------------------------------------------------------------------------------------------------------------
             Household Durables (continued)

   $      50 KB Home                                                       6.375%  8/15/11         BB+ $       48,559

         100 Standard Pacific Corporation                                  6.250%  4/01/14          BB         87,500

         100 Technical Olympic USA Inc.                                    7.500%  1/15/15          B2         77,000

          90 Toll Corporation                                              8.250%  2/01/11         BB+         90,900
---------------------------------------------------------------------------------------------------------------------
         490 Total Household Durables                                                                         452,898
---------------------------------------------------------------------------------------------------------------------
             Independent Power Producers & Energy Traders - 0.8%

          85 NRG Energy Inc.                                               7.375%  2/01/16          B1         84,681
---------------------------------------------------------------------------------------------------------------------
             Industrial Conglomerates - 0.4%

          50 Covalence Specialty Materials Corporation, 144A              10.250%  3/01/16          B3         48,750
---------------------------------------------------------------------------------------------------------------------
             IT Services - 0.9%

         100 Sungard Data Systems Inc.                                     9.125%  8/15/13          B-        104,000
---------------------------------------------------------------------------------------------------------------------
             Machinery - 4.0%

         150 Case New Holland Inc., Series WI                              9.250%  8/01/11          BB        159,750

         100 Columbus McKinnon Corporation                                 8.875% 11/01/13          B2        102,750

         100 Dresser, Inc.                                                 9.375%  4/15/11          B3        105,125

          65 JLG Industries Inc.                                           8.375%  6/15/12          B+         67,925
---------------------------------------------------------------------------------------------------------------------
         415 Total Machinery                                                                                  435,550
---------------------------------------------------------------------------------------------------------------------
             Media - 6.0%

         100 Block Communications Inc.                                     8.250% 12/15/15          B1         98,000

         100 Charter Communications Operating LLC, 144A                    8.375%  4/30/14          B-        102,125

          90 Dex Media Inc.                                                0.000% 11/15/13           B         76,275

         100 Gray Television Inc.                                          9.250% 12/15/11          B1        105,125

         120 Insight Midwest L.P                                           9.750% 10/01/09           B        122,400

          50 Insight Midwest L.P                                          10.500% 11/01/10           B         52,000

          50 Paxson Communications Corporation, 144A                      11.756%  1/15/13        Caa2         50,625

          50 Sinclair Broadcast Group                                      8.750% 12/15/11         Ba3         52,375
---------------------------------------------------------------------------------------------------------------------
         660 Total Media                                                                                      658,925
---------------------------------------------------------------------------------------------------------------------
             Metals & Mining - 4.7%

          85 Chaparral Steel Company                                      10.000%  7/15/13           B         95,200

         100 Freeport-McMoran Copper & Gold, Inc.                          7.500% 11/15/06          B+        100,625

         100 Nalco Finance Holdings Inc.                                   0.000%  2/01/14          B-         79,000

          50 Novelis Inc.                                                  7.250%  2/15/15           B         47,750

         100 Russel Metals Inc.                                            6.375%  3/01/14          BB         95,000

         100 Steel Dynamics, Inc.                                          9.500%  3/15/09          BB        103,625
---------------------------------------------------------------------------------------------------------------------
         535 Total Metals & Mining                                                                            521,200
---------------------------------------------------------------------------------------------------------------------
             Multiline Retail - 0.4%

          50 Pathmark Stores Inc.                                          8.750%  2/01/12        Caa1         48,625
---------------------------------------------------------------------------------------------------------------------
             Multi-Utilities - 2.2%

          85 Dynegy Holdings Inc.                                          8.375%  5/01/16          B2         86,913

         150 Utilicorp Canada Finance Corporation                          7.750%  6/15/11           B        158,250
---------------------------------------------------------------------------------------------------------------------
         235 Total Multi-Utilities                                                                            245,163
---------------------------------------------------------------------------------------------------------------------

----
30

   Principal
Amount (000) Description                                                   Coupon Maturity Ratings (1)          Value
----------------------------------------------------------------------------------------------------------------------
             Oil, Gas & Consumable Fuels - 3.9%

   $     100 Chesapeake Energy Corporation                                 6.250%  1/15/18          BB $       93,250

         170 El Paso Natural Gas Company                                   8.375%  6/15/32         Ba1        195,466

          40 Markwest Energy Partners LP, 144A                             8.500%  7/15/16          B2         40,500

         100 Pogo Producing Co                                             7.875%  5/01/13          B+        102,375
----------------------------------------------------------------------------------------------------------------------
         410 Total Oil, Gas & Consumable Fuels                                                                431,591
----------------------------------------------------------------------------------------------------------------------
             Paper & Forest Products - 1.9%

          50 GP Canada Finance Company                                     7.200% 12/15/06         Ba3         50,500

          25 Norske Skog Canada Limited                                    7.375%  3/01/14          B+         23,125

          40 P.H. Glatfelter Co., 144A                                     7.125%  5/01/16         BB+         39,203

         100 Verso Paper Holdings LLC, 144A                                9.125%  8/01/14          B+        101,125
----------------------------------------------------------------------------------------------------------------------
         215 Total Paper & Forest Products                                                                    213,953
----------------------------------------------------------------------------------------------------------------------
             Specialty Retail - 2.7%

         100 General Nutrition Centers Inc.                                8.500% 12/01/10        CCC+         97,500

         100 General Nutrition Centers Inc.                                8.625%  1/15/11          B1        102,750

         100 Leslie's Poolmart Inc.                                        7.750%  2/01/13          B-         99,000
----------------------------------------------------------------------------------------------------------------------
         300 Total Specialty Retail                                                                           299,250
----------------------------------------------------------------------------------------------------------------------
             Textiles Apparel & Luxury Goods - 0.5%

          50 Levi Strauss & Company                                       12.250% 12/15/12          B-         56,000
----------------------------------------------------------------------------------------------------------------------
             Trading Companies & Distributors - 2.8%

         100 Ashtead Capital Inc., 144A                                    9.000%  8/15/16           B        104,500

         100 H&E Equipment Limited, 144A                                   8.375%  7/15/16          B+        103,000

         100 United Rentals North America Inc.                             7.750% 11/15/13           B         99,000
----------------------------------------------------------------------------------------------------------------------
         300 Total Trading Companies & Distributors                                                           306,500
----------------------------------------------------------------------------------------------------------------------
   $   8,835 Total Corporate Bonds (cost $8,891,643)                                                        8,853,438
----------------------------------------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 2.7%

             U.S. Treasury Bonds/Notes - 2.7%

   $     300 United States of America Treasury Bonds/Notes                 0.000% 11/15/06         AAA $      298,254
----------------------------------------------------------------------------------------------------------------------
   $     300 Total U.S. Government and Agency Obligations (cost $298,433)                                     298,254
----------------------------------------------------------------------------------------------------------------------

                                                                          Weighted
   Principal                                                               Average
Amount (000) Description                                                    Coupon Maturity (2) Ratings (1)          Value
-----------------------------------------------------------------------------------------------------------------------------
             VARIABLE RATE SENIOR LOAN INTERESTS - 4.6% (3)

             Health Care Providers & Services - 4.6%

   $     499 HealthSouth Corporation, Term Loan                             8.580%      3/10/13          B2 $      501,170
-----------------------------------------------------------------------------------------------------------------------------
------------
             Total Variable Rate Senior Loan Interests (cost $498,750)                                             501,170
             ------------------------------------------------------------------------------------------------------------
             SHORT-TERM INVESTMENTS - 6.3%

   $     695 Repurchase Agreement with State Street Bank, dated 9/29/06,    4.800%     10/02/06             $      695,333
              repurchase price $695,611, collateralized by $720,000,
              U.S. Treasury Notes, 3.375%, due 11/15/08, value $710,100
-----------------------------------------------------------------------------------------------------------------------------
------------
             Total Short-Term Investments (cost $695,333)                                                          695,333
             ------------------------------------------------------------------------------------------------------------
             Total Investments (cost $10,384,159) - 93.9%                                                       10,348,195
             ------------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 6.1%                                                                  676,694
             ------------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                              $   11,024,889
             ------------------------------------------------------------------------------------------------------------

----
31

Portfolio of Investments
NUVEEN HIGH YIELD BOND FUND (continued)
September 30, 2006


           Credit Default Swap outstanding at September 30, 2006:

                                                                                        Unrealized
                                               Buy/Sell Notional  Fixed Termination   Appreciation
Counterparty   Referenced Entity             Protection   Amount   Rate        Date (Depreciation)
---------------------------------------------------------------------------------------------------
Morgan Stanley Louisiana-Pacific Corporation        Buy $340,000 1.350%    12/20/11          $(396)
---------------------------------------------------------------------------------------------------

           Total Return Swap outstanding at September 30, 2006:

                                                                                                      Unrealized
                                                                            Expiration   Notional   Appreciation
Counterparty                      Receive Total Return                  Pay       Date     Amount (Depreciation)
----------------------------------------------------------------------------------------------------------------
Bear Stearns International, Ltd.       Lehman Brothers              1-month   11/01/06 $3,000,000        $29,054
                                 U.S. High Yield Index        USD-LIBOR-BBA
                                                       less 50 basis points
----------------------------------------------------------------------------------------------------------------

           Futures Contracts outstanding at September 30, 2006:

                                                                                 Unrealized
                                                                   Value at    Appreciation
                          Contract Number of    Contract September 30, 2006  (Depreciation)
Type                      Position Contracts  Expiration     (U.S. Dollars)  (U.S. Dollars)
--------------------------------------------------------------------------------------------
U.S. 2-Year Treasury Note    Short        (2)      12/06          $(409,000)        $(1,037)
U.S. 5-Year Treasury Note    Short        (2)      12/06           (211,031)         (1,366)
--------------------------------------------------------------------------------------------
                                                                                    $(2,403)
--------------------------------------------------------------------------------------------

              (1) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
              (2) Senior Loans generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a Borrower to prepay, prepayments of Senior Loans may occur. As a result, the actual remaining maturity of Senior Loans held may be substantially less than the stated maturities shown.
              (3) Senior Loans in which the Fund invests generally pay interest at rates which are periodically adjusted by reference to a base short-term, floating lending rate plus an assigned fixed rate. These floating lending rates are generally (i) the lending rate referenced by the London Inter-Bank Offered Rate ("LIBOR"), or (ii) the prime rate offered by one or more major United States banks.
                  Senior Loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the Agent Bank and/or Borrower prior to the disposition of a Senior Loan.
             144A Investment is exempt from registration under Rule 144A of the
                  Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.
        USD-LIBOR United States Dollar London-Interbank Offered Rate
              BBA British Bankers' Association

                                See accompanying notes to financial statements.

----
32

Statement of Assets and Liabilities
September 30, 2006

                                                                                        Short Duration          Core   High Yield
---------------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $11,475,789, $12,095,375 and $9,688,826, respectively)         $11,455,237  $12,072,770  $ 9,652,862
Short-term investments (at cost, which approximates value)                                          --    1,416,704      695,333
Cash                                                                                           308,499           --           --
Deposits with brokers for open futures contracts (cost $31,940, $34,608 and $22,081,
 respectively)                                                                                  31,954       34,656       22,081
Unrealized appreciation on forward foreign currency exchange contracts                           2,967        2,967           --
Unrealized appreciation on interest rate swaps                                                   5,095        5,095           --
Unrealized appreciation on total return swap                                                        --           --       29,054
Receivables:
 Reimbursement from Adviser                                                                     26,578       37,126       15,213
 Variation margin on futures contracts                                                              --           --          219
 Interest                                                                                      163,040      107,351      203,169
 Investments sold                                                                              616,921    1,128,734      449,527
 Shares sold                                                                                        --       25,000      106,953
---------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                                             12,610,291   14,830,403   11,174,411
---------------------------------------------------------------------------------------------------------------------------------
Liabilities
Securities sold short, at value (proceeds $562,087, $562,087 and $0, respectively)             561,116      561,116           --
Cash overdraft denominated in foreign currencies (cost $23,681, $23,683 and $0,
 respectively)                                                                                  23,335       23,337           --
Unrealized depreciation on forward foreign currency exchange contracts                           5,339        5,339           --
Unrealized depreciation on credit default swap                                                     384          384          396
Payables:
 Investments purchased                                                                         826,513    2,925,592       49,247
 Interest rate swaps closed                                                                      1,560        1,560           --
 Variation margin on futures contracts                                                             484          595           --
Accrued expenses:
 12b-1 distribution and service fees                                                               961          354          689
 Other                                                                                          39,926       45,947       31,423
Dividends payable                                                                               42,335       44,501       67,767
---------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                                         1,501,953    3,608,725      149,522
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $11,108,338  $11,221,678  $11,024,889
---------------------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                                                 $   439,274  $ 1,282,213  $   437,740
Shares outstanding                                                                              22,836       66,486       22,601
Net asset value per share                                                                  $     19.24  $     19.29  $     19.37
Offering price per share (net asset value per share plus maximum sales charge of
 2.00%, 3.75% and 4.75%, respectively, of offering price)                                  $     19.63  $     20.04  $     20.34
---------------------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                                                         N/A  $    50,722  $   216,813
Shares outstanding                                                                                 N/A        2,628       11,200
Net asset value and offering price per share                                                       N/A  $     19.30  $     19.36
---------------------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                                                 $ 1,067,111  $   265,582  $   678,093
Shares outstanding                                                                              55,405       13,769       35,042
Net asset value and offering price per share                                               $     19.26  $     19.29  $     19.35
---------------------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                                                 $ 9,601,953  $ 9,623,161  $ 9,692,243
Shares outstanding                                                                             499,750      499,625      500,882
Net asset value and offering price per share                                               $     19.21  $     19.26  $     19.35
---------------------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
---------------------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                                            $11,494,599  $11,578,211  $11,330,877
Undistributed (Over-distribution of) net investment income                                     (43,251)     (29,687)      63,846
Accumulated net realized gain (loss) from investments and derivative transactions             (329,862)    (316,110)    (360,125)
Net unrealized appreciation (depreciation) of investments and derivative transactions          (13,148)     (10,736)      (9,709)
---------------------------------------------------------------------------------------------------------------------------------
Net assets                                                                                 $11,108,338  $11,221,678  $11,024,889
---------------------------------------------------------------------------------------------------------------------------------

N/A - ShortDuration is not authorized to issue Class B shares.

                                See accompanying notes to financial statements.

----
33

Statement of Operations
Year Ended September 30, 2006

                                                                     Short Duration        Core High Yield
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
Investment Income                                                          $443,624  $ 494,979   $ 766,330
-----------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                              46,706     56,094      66,054
12b-1 service fees - Class A                                                    106        289         164
12b-1 distribution and service fees - Class B                                   N/A        101         384
12b-1 distribution and service fees - Class C                                 1,493        153       1,059
Shareholders' servicing agent fees and expenses                                 182        258         291
Custodian's fees and expenses                                                55,286     83,797      33,603
Trustees' fees and expenses                                                   2,934      2,868       2,935
Professional fees                                                            26,830     26,838      26,826
Shareholders' reports - printing and mailing expenses                         8,382      8,687       8,256
Federal and state registration fees                                           1,555      1,563       1,548
Other expenses                                                                1,700      2,015       1,990
-----------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement        145,174    182,663     143,110
  Custodian fee credit                                                       (2,708)    (4,201)     (6,342)
  Expense reimbursement                                                     (91,431)  (120,527)    (67,013)
-----------------------------------------------------------------------------------------------------------
Net expenses                                                                 51,035     57,935      69,755
-----------------------------------------------------------------------------------------------------------
Net investment income                                                       392,589    437,044     696,575
-----------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
  Investments                                                               (94,024)  (181,374)   (238,364)
  Futures                                                                   (23,133)   (21,391)    (14,060)
  Forwards                                                                  (18,180)   (20,247)         --
  Swaps                                                                      24,401     24,401      82,955
  Foreign currencies                                                          4,558      6,614          --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                                40,963     38,015     199,170
  Futures                                                                    10,180     13,438       7,480
  Forwards                                                                   (3,384)    (3,384)         --
  Swaps                                                                       8,332      8,332      51,164
  Foreign currencies                                                            360        394          --
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                                     (49,927)  (135,202)     88,435
-----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                      $342,662  $ 301,842   $ 784,920
-----------------------------------------------------------------------------------------------------------

N/A - Short Duration is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
34

Statement of Changes in Net Assets

                                                                  Short Duration                         Core
                                                         --------------------------------  --------------------------------
                                                                           For the Period                    For the Period
                                                                        December 20, 2004                 December 20, 2004
                                                                         (commencement of                  (commencement of
                                                           Year Ended operations) through    Year Ended operations) through
                                                              9/30/06             9/30/05       9/30/06             9/30/05
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                    $   392,589          $   233,689  $   437,044          $   288,191
Net realized gain (loss) from:
  Investments                                                (94,024)             (86,810)    (181,374)             (74,191)
  Futures                                                    (23,133)             (17,415)     (21,391)             (14,299)
  Forwards                                                   (18,180)              19,542      (20,247)              19,629
  Swaps                                                       24,401               (1,284)      24,401               (1,099)
  Foreign currencies                                           4,558                  507        6,614                  584
Change in net unrealized appreciation (depreciation) of:
  Investments                                                 40,963              (60,548)      38,015              (59,649)
  Futures                                                     10,180               (6,446)      13,438               (5,273)
  Forwards                                                    (3,384)               1,012       (3,384)               1,012
  Swaps                                                        8,332               (3,621)       8,332               (3,621)
  Foreign currencies                                             360                   --          394                   --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        342,662               78,626      301,842              151,284
-----------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                     (1,766)                 (55)      (4,658)                 (68)
  Class B                                                        N/A                  N/A         (409)                 (54)
  Class C                                                     (4,925)                 (41)        (422)                 (54)
  Class R                                                   (563,918)            (238,381)    (515,563)            (289,783)
-----------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                               (570,609)            (238,477)    (521,052)            (289,959)
-----------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                               1,494,615           10,000,000    1,579,633           10,000,000
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                 1,521                   --           --                   --
-----------------------------------------------------------------------------------------------------------------------------
                                                           1,496,136           10,000,000    1,579,633           10,000,000
Cost of shares redeemed                                           --                   --          (70)                  --
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                              1,496,136           10,000,000    1,579,563           10,000,000
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      1,268,189            9,840,149    1,360,353            9,861,325
Net assets at the beginning of period                      9,840,149                   --    9,861,325                   --
-----------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                          $11,108,338          $ 9,840,149  $11,221,678          $ 9,861,325
-----------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of period                             $   (43,251)         $    89,071  $   (29,687)         $    36,254
-----------------------------------------------------------------------------------------------------------------------------

                                                                    High Yield
                                                         --------------------------------
                                                                           For the Period
                                                                        December 20, 2004
                                                                         (commencement of
                                                           Year Ended operations) through
                                                              9/30/06             9/30/05
------------------------------------------------------------------------------------------
Operations
Net investment income                                    $   696,575          $   451,401
Net realized gain (loss) from:
  Investments                                               (238,364)             (36,891)
  Futures                                                    (14,060)              27,267
  Forwards                                                        --                   --
  Swaps                                                       82,955                   --
  Foreign currencies                                              --                   --
Change in net unrealized appreciation (depreciation) of:
  Investments                                                199,170             (235,134)
  Futures                                                      7,480               (9,883)
  Forwards                                                        --                   --
  Swaps                                                       51,164              (22,506)
  Foreign currencies                                              --                   --
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations        784,920              174,254
------------------------------------------------------------------------------------------
Distributions to Shareholders
From undistributed net investment income:
  Class A                                                     (4,135)                (114)
  Class B                                                     (2,215)                (100)
  Class C                                                     (5,859)                (100)
  Class R                                                   (778,572)            (474,394)
------------------------------------------------------------------------------------------
Decrease in net assets from distributions to
 shareholders                                               (790,781)            (474,708)
------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                               1,383,527           10,000,000
Proceeds from shares issued to shareholders due to
 reinvestment of distributions                                 1,856                   --
------------------------------------------------------------------------------------------
                                                           1,385,383           10,000,000
Cost of shares redeemed                                      (54,179)                  --
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                              1,331,204           10,000,000
------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                      1,325,343            9,699,546
Net assets at the beginning of period                      9,699,546                   --
------------------------------------------------------------------------------------------
Net assets at the end of period                          $11,024,889          $ 9,699,546
------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment
 income at the end of period                             $    63,846          $     3,569
------------------------------------------------------------------------------------------

N/A - Short Duration is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
35

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Investment Trust III (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Short Duration Bond Fund ("Short Duration"), Nuveen Core Bond Fund ("Core") and Nuveen High Yield Bond Fund ("High Yield") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust in 1998.

Short Duration ordinarily invests at least 80% of its assets in income producing short-term securities with the objective of providing high current income consistent with minimal fluctuations of principal.

Core ordinarily invests at least 80% of its assets in fixed income securities with the objective of providing total return.

High Yield ordinarily invests at least 80% of its assets in domestic and foreign corporate high yield debt securities, including zero coupon, payment in-kind and convertible bonds with the objective of maximizing total return.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of bonds and other securities in the Funds' investment portfolios are generally provided by one or more independent pricing services approved by the Funds' Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value senior loans, bonds and other securities traded in the over-the-counter market at the mean of the bid and asked prices when current quotations are readily available. Futures contracts are valued using the closing settlement price or, in the absence of such a price, at the mean of the bid and asked prices. Prices of interest rate swaps are provided by and independent pricing service approved by each Fund's Board of Trustees. Credit default swaps are valued using a market quote provided by a major broker/dealer in such investments. Total return swaps are valued by comparing the return of the underlying index at the valuation date with the value at the original effective date of the contract. The pricing services or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Trade date for senior loans purchased in the "primary market" is considered the date on which the loan allocations are determined. Trade date for senior loans purchased in the "secondary market" is the date on which the transaction is entered into. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.
At September 30, 2006, Short Duration and Core had outstanding when-issued/delayed delivery purchase commitments of $827,635 and $2,845,299, respectively. There were no such outstanding purchase commitments in High Yield.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Federal Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Dividends and Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Dividends from net investment income are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.


----
36

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. Core and High Yield also offer Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Funds' policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Futures Contracts
The Funds are authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts is noted in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable and/or payable for the variation margin as of September 30, 2006.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities.

Swaps Contracts
The Funds are authorized to enter into swap contracts consistent with their investment objectives and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. In connection with these contracts, securities in the Funds' portfolios may be identified as collateral in accordance with the terms of the respective swap contract.

Interest rate swap contracts involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a specified notional amount of principal.

Total return swap contracts involve commitments to pay interest in exchange for a market-linked return, both based on specified notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of offsetting the interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party. The Funds may enter into a credit default contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer's default. As a purchaser of a credit default swap contract, the Fund pays a periodic interest fee on the notional amount to the counterparty. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a realized loss upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund is obligated to deliver that security, or an equivalent amount of cash, to the counterparty in exchange for receipt of the notional amount from the counterparty. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain. As a seller of a credit default contract, the Fund generally receives a periodic interest fee on the notional amount from the counterparty. This interest fee is accrued daily as a component of unrealized appreciation or depreciation and is recorded as a


----
37
realized gain upon payment. Upon occurrence of a specific credit event with respect to the underlying referenced debt obligation, the Fund receives that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty. The difference between the value of the security received and the notional amount paid is recorded as a realized loss.

Swap contracts are valued daily. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. Income received or paid by the Fund on a swap contract is reported as a realized gain or loss on the Statement of Operations. Additionally, realized gains or losses are recorded upon the termination of a swap contract and are equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Notional principal amounts are used to express the extent of involvement in these transactions, reducing the amounts potentially subject to counterparty credit risk are generally much smaller, except with respect to credit default swaps.

Entering into these contracts involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that there may be unfavorable changes in interest rates, and default by the counterparty on its obligation to perform or disagree as to the meaning of the contractual terms in the contracts. If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the contracts related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in, or prevented from, obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

Dollar Rolls
The Funds are authorized to enter into "dollar rolls" in which a Fund purchases or sells mortgage-backed securities for delivery in the future and simultaneously contracts to sell or repurchase substantially similar (same type, coupon, and maturity) securities on a different specified future date. Dollar rolls are identified as MDRs in the Portfolio of Investments for each of the applicable Funds. During the roll period, the Fund foregoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by fee income or the difference between the current sales price and the lower forward price for the future purchase. Such compensation is amortized over the life of the dollar rolls and included in Investment Income on the Statement of Operations. Dollar rolls are valued daily.

Short Sales
The Funds are authorized to make short sales of debt securities. To secure its obligation to deliver securities sold short, the Funds have instructed the custodian to segregate assets in an equivalent amount of the securities sold short. The Funds are obligated to pay to the parties to which the securities were sold short, interest earned on the debt securities and records such amounts as an expense in the Statement of Operations. Short sales are valued daily and the corresponding unrealized gains or losses are included in "Change in net unrealized appreciation (depreciation) of investments." High Yield did not engage in selling securities short during the fiscal year ended September 30, 2006.

Foreign Currency Transactions
The Funds are authorized to engage in foreign currency exchange transactions. Each Fund may engage in foreign currency forward, options and futures contracts. To the extent that a Fund invests in contracts that are denominated in a currency other than U.S. dollars, the Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investments denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern time. Investments and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

Forward Foreign Currency Exchange Contracts
Generally, each Fund may enter into forward foreign currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or
(ii) when the Adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar or against another foreign currency. Forward foreign currency contracts are valued daily at the forward rate. The change in market value is recorded as an unrealized gain or loss by a Fund. When the contract is closed or offset with the same


----
38
counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will generally not be entered into for terms greater than three months. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of Assets and Liabilities. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions. High Yield did not enter into forward foreign currency exchange contracts during the fiscal year ended September 30, 2006.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                             Short Duration
                                                  -------------------------------------
                                                                      For the Period
                                                                     December 20, 2004
                                                                     (commencement of
                                                     Year Ended     operations) through
                                                       9/30/06            9/30/05
                                                  ----------------- -------------------
                                                  Shares     Amount  Shares      Amount
---------------------------------------------------------------------------------------
Shares sold:
  Class A                                         22,711 $  435,417     125 $     2,500
  Class C                                         55,201  1,059,198     125       2,500
  Class R                                             --         -- 499,750   9,995,000
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             --         --      --          --
  Class C                                             79      1,521      --          --
  Class R                                             --         --      --          --
---------------------------------------------------------------------------------------
                                                  77,991  1,496,136 500,000  10,000,000
---------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             --         --      --          --
  Class C                                             --         --      --          --
  Class R                                             --         --      --          --
---------------------------------------------------------------------------------------
                                                      --         --      --          --
---------------------------------------------------------------------------------------
Net increase (decrease)                           77,991 $1,496,136 500,000 $10,000,000
---------------------------------------------------------------------------------------


----
39

                                                                   Core
                                                  ---------------------------------------
                                                                        For the Period
                                                                       December 20, 2004
                                                                       (commencement of
                                                      Year Ended      operations) through
                                                        9/30/06             9/30/05
                                                  ------------------  -------------------
                                                   Shares      Amount  Shares      Amount
-----------------------------------------------------------------------------------------
Shares sold:
  Class A                                         66,361  $1,269,561      125 $     2,500
  Class B                                          2,503      47,876      125       2,500
  Class C                                         13,648     262,196      125       2,500
  Class R                                             --          --  499,625   9,992,500
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             --          --       --          --
  Class B                                             --          --       --          --
  Class C                                             --          --       --          --
  Class R                                             --          --       --          --
-----------------------------------------------------------------------------------------
                                                  82,512   1,579,633  500,000  10,000,000
-----------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                             --          --       --          --
  Class B                                             --          --       --          --
  Class C                                             (4)        (70)      --          --
  Class R                                             --          --       --          --
-----------------------------------------------------------------------------------------
                                                      (4)        (70)      --          --
-----------------------------------------------------------------------------------------
Net increase (decrease)                           82,508  $1,579,563  500,000 $10,000,000
-----------------------------------------------------------------------------------------

                                                                High Yield
                                                  ---------------------------------------
                                                                        For the Period
                                                                       December 20, 2004
                                                                       (commencement of
                                                      Year Ended      operations) through
                                                        9/30/06             9/30/05
                                                  ------------------  -------------------
                                                   Shares      Amount  Shares      Amount
-----------------------------------------------------------------------------------------
Shares sold:
  Class A                                         25,282  $  484,937      125 $     2,500
  Class B                                         11,021     210,180      125       2,500
  Class C                                         34,882     664,410      125       2,500
  Class R                                          1,257      24,000  499,625   9,992,500
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                              8         159       --          --
  Class B                                             54       1,032       --          --
  Class C                                             35         665       --          --
  Class R                                             --          --       --          --
-----------------------------------------------------------------------------------------
                                                  72,539   1,385,383  500,000  10,000,000
-----------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (2,814)    (54,179)      --          --
  Class B                                             --          --       --          --
  Class C                                             --          --       --          --
  Class R                                             --          --       --          --
-----------------------------------------------------------------------------------------
                                                  (2,814)    (54,179)      --          --
-----------------------------------------------------------------------------------------
Net increase (decrease)                           69,725  $1,331,204  500,000 $10,000,000
-----------------------------------------------------------------------------------------


----
40

3. Investment Transactions

Purchases and sales (including maturities and transactions in securities sold short, but excluding derivative and dollar roll transactions and short-term investments) for the fiscal year ended September 30, 2006, were as follows:

                                                  Short
                                               Duration       Core High Yield
   --------------------------------------------------------------------------
   Purchases:
     Investment securities                    4,952,120 14,454,357  8,785,830
     U.S. Government and agency obligations  19,224,302 11,994,555  2,710,243
   Sales and maturities:
     Investment securities                    4,145,666 12,763,278  7,449,369
     U.S. Government and agency obligations  18,804,350 11,890,788  3,090,979
   --------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to amortization of premium and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their Federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At September 30, 2006, the cost of investments (excluding proceeds received on securities sold short) was as follows:

                                      Short                    High
                                   Duration        Core       Yield
            -------------------------------------------------------
            Cost of investments $11,539,794 $13,570,716 $10,430,235
            -------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments (excluding securities sold short) at September 30, 2006, were as follows:

                                                              Short                  High
                                                           Duration       Core      Yield
-----------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                            $ 10,141  $  66,878  $ 100,137
  Depreciation                                             (94,698)  (148,120)  (182,177)
-----------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments $(84,557) $ (81,242) $ (82,040)
-----------------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at September 30, 2006, were as follows:

                                                   Short             High
                                                Duration    Core    Yield
      -------------------------------------------------------------------
      Undistributed net ordinary income*         $60,164 $53,378 $206,345
      Undistributed net long-term capital gains       --      --       --
      -------------------------------------------------------------------

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the tax year ended September 30, 2006, was designated for purposes of the dividends paid deduction as follows:

                                                     Short              High
                                                  Duration     Core    Yield
   -------------------------------------------------------------------------
   Distributions from net ordinary income*        $563,271 $516,548 $787,009
   Distributions from net long-term capital gains       --       --       --
   -------------------------------------------------------------------------

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the period December 20, 2004 (commencement of operations) through September 30, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                     Short              High
                                                  Duration     Core    Yield
   -------------------------------------------------------------------------
   Distributions from net ordinary income*        $203,480 $249,963 $410,713
   Distributions from net long-term capital gains       --       --       --
   -------------------------------------------------------------------------

*Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.


----
41

At September 30, 2006, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire in the year 2014 as follows:

                               Short             High
                            Duration     Core   Yield
                          ---------------------------
                            $194,406 $121,502 $64,821
                          ---------------------------

The Funds elected to defer net realized losses from investments incurred from November 1, 2005 through September 30, 2006 ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following tax year:

                               Short              High
                            Duration     Core    Yield
                          ----------------------------
                            $132,690 $170,253 $297,704
                          ----------------------------

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

For the period December 20, 2004 (commencement of operations) through April 30, 2006 the annual fund-level fee, payable monthly, for each Fund was based upon the average daily net assets of each Fund as follows:

                                    Short Duration                 Core           High Yield
Average Daily Net Assets       Fund-Level Fee Rate  Fund-Level Fee Rate  Fund-Level Fee Rate
---------------------------------------------------------------------------------------------
For the first $125 million                   .3500%               .4500%               .5500%
For the next $125 million                    .3375                .4375                .5375
For the next $250 million                    .3250                .4250                .5250
For the next $500 million                    .3125                .4125                .5125
For the next $1 billion                      .3000                .4000                .5000
For net assets over $2 billion               .2750                .3750                .4750
---------------------------------------------------------------------------------------------

Effective May 1, 2006, the annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                    Short Duration                 Core           High Yield
Average Daily Net Assets       Fund-Level Fee Rate  Fund-Level Fee Rate  Fund-Level Fee Rate
---------------------------------------------------------------------------------------------
For the first $125 million                   .2000%               .3000%               .4000%
For the next $125 million                    .1875                .2875                .3875
For the next $250 million                    .1750                .2750                .3750
For the next $500 million                    .1625                .2625                .3625
For the next $1 billion                      .1500                .2500                .3500
For net assets over $2 billion               .1250                .2250                .3250
---------------------------------------------------------------------------------------------


----
42

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of September 30, 2006, the complex-level fee rate was .1857%.

        Complex-Level Assets/(1)/                Complex-Level Fee Rate
        ----------------------------------------------------------------
        For the first $55 billion                                 .2000%
        For the next $1 billion                                   .1800
        For the next $1 billion                                   .1600
        For the next $3 billion                                   .1425
        For the next $3 billion                                   .1325
        For the next $3 billion                                   .1250
        For the next $5 billion                                   .1200
        For the next $5 billion                                   .1175
        For the next $15 billion                                  .1150
        For Managed Assets over $91 billion/(2)/                  .1400
        ----------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.
(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser had previously agreed to waive part of its management fees or reimburse certain expenses of each Fund through July 31,2006, in order to limit total operating expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .65%, .75% and .90% of the average daily net assets of Short Duration, Core and High Yield, respectively. Effective May 1, 2006, the Adviser agreed to reimburse all expenses other than management fees, 12b-1 distribution and service fees and extraordinary expenses for the Funds through January 31, 2008. The Adviser may also voluntarily reimburse additional expenses from time to time. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended September 30, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:


                                                   Short           High
                                                Duration   Core   Yield
         --------------------------------------------------------------
         Sales charges collected (unaudited)        $110 $1,502 $11,855
         Paid to authorized dealers (unaudited)       95  1,300  10,581
         --------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended September 30, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                                Short          High
                                             Duration   Core  Yield
             ------------------------------------------------------
             Commission advances (unaudited)   $8,800 $1,910 $4,984
             ------------------------------------------------------


----
43

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended September 30, 2006, the Distributor retained such 12b-1 fees as follows:

                                                 Short       High
                                              Duration Core Yield
              ---------------------------------------------------
              12b-1 fees retained (unaudited)   $1,487 $169  $640
              ---------------------------------------------------

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor did not collect or retain any CDSC on share redemptions during the fiscal year ended September 30, 2006.

At September 30, 2006, Nuveen owned 499,500 shares of Class R of Short Duration, Core and High Yield. At September 30, 2006, the Adviser owned 125, 125 and 250 shares of Short Duration Class A, C and R, respectively, and 125 shares of each of Core's and High Yield's Class A, B, C and R.

6. New Accounting Pronouncements

Financial Accounting Standards Board Interpretation No. 48
On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and does not expect the adoption of FIN 48 will have a significant impact on the net assets or results of operations of the Funds.

Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157
In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of September 30, 2006, the Funds do not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

7. Subsequent Events - Distributions to Shareholders

The Funds declared dividend distributions from their net investment income which were paid on November 1, 2006, to shareholders of record on October 9, 2006, as follows:

                                  Short Duration   Core High Yield
              ----------------------------------------------------
              Dividend per share:
                Class A                   $.0710 $.0760     $.1200
                Class B                      N/A  .0640      .1080
                Class C                    .0590  .0640      .1080
                Class R                    .0750  .0800      .1240
              ----------------------------------------------------

N/A - ShortDuration is not authorized to issue Class B shares.


----
44

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                            Investment Operations        Less Distributions
                         ---------------------------  -----------------------                    -------------------------
                                                                                                          Before Credit/
                                                                                                          Reimbursement
SHORT DURATION                                                                                          -----------------
                                                                                                                    Ratio
                                                                                                                   of Net
                                                                                                                  Invest-
                                                                                                        Ratio of     ment
                                          Net                                                           Expenses   Income
               Beginning       Net  Realized/             Net                  Ending            Ending       to       to
                     Net   Invest- Unrealized         Invest-                     Net               Net  Average  Average
                   Asset      ment       Gain            ment  Capital          Asset     Total  Assets      Net      Net
                   Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)   (000)   Assets   Assets
---------------------------------------------------------------------------------------------------------------------------
Class A (12/04)
  2006            $19.69      $.77      $(.14) $ .63   $(1.08)    $ -- $(1.08) $19.24      3.29% $  439     3.41%    1.25%
  2005(e)          20.00       .43       (.53)  (.10)    (.21)      --   (.21)  19.69       .66       2     1.52*    2.15*
Class C (12/04)
  2006             19.69       .63       (.14)   .49     (.92)      --   (.92)  19.26      2.54   1,067     3.52     1.09
  2005(e)          20.00       .31       (.48)  (.17)    (.14)      --   (.14)  19.69       .09       2     2.27*    1.40*
Class R (12/04)
  2006             19.68       .77       (.11)   .66    (1.13)      --  (1.13)  19.21      3.46   9,602     1.44     3.07
  2005(e)          20.00       .47       (.56)  (.09)    (.23)      --   (.23)  19.68       .79   9,835     1.27*    2.40*
---------------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
               Ratios/Supplemental Data
               ------------------------------------------------
                     After          After Credit/
                Reimbursement(c)   Reimbursement(d)
SHORT DURATION -----------------  -----------------
                           Ratio              Ratio
                          of Net             of Net
                         Invest-            Invest-
               Ratio of     ment  Ratio of     ment
               Expenses   Income  Expenses   Income
                     to       to        to       to
                Average  Average   Average  Average  Portfolio
                    Net      Net       Net      Net   Turnover
                 Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------
Class A (12/04)
  2006              .64%    4.02%      .61%    4.05%       234%
  2005(e)           .91*    2.75*      .89*    2.77*       140
Class C (12/04)
  2006             1.36     3.25      1.33     3.28        234
  2005(e)          1.66*    2.00*     1.64*    2.02*       140
Class R (12/04)
  2006              .53     3.97       .51     4.00        234
  2005(e)           .66*    3.00*      .64*    3.02*       140
---------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser.
(d)After custodian fee credit and expense reimbursement.
(e)For the period December 20, 2004 (commencement of operations) through September 30, 2005.

                                See accompanying notes to financial statements.

----
45

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                                 Investment Operations        Less Distributions
                                              ---------------------------  -----------------------


CORE




                                                               Net
                                    Beginning       Net  Realized/             Net                  Ending
                                          Net   Invest- Unrealized         Invest-                     Net
                                        Asset      ment       Gain            ment  Capital          Asset     Total
                                        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
----------------------------------------------------------------------------------------------------------------------
Class A (12/04)
 2006                                  $19.73      $.88      $(.34) $ .54   $ (.98)    $ -- $ (.98) $19.29      2.86%
 2005(f)                                20.00       .54       (.55)  (.01)    (.26)      --   (.26)  19.73      1.37
Class B (12/04)
 2006                                   19.73       .74       (.35)   .39     (.82)      --   (.82)  19.30      2.06
 2005(f)                                20.00       .42       (.49)  (.07)    (.20)      --   (.20)  19.73       .81
Class C (12/04)
 2006                                   19.73       .73       (.35)   .38     (.82)      --   (.82)  19.29      2.01
 2005(f)                                20.00       .42       (.49)  (.07)    (.20)      --   (.20)  19.73       .81
Class R (12/04)
 2006                                   19.72       .86       (.29)   .57    (1.03)      --  (1.03)  19.26      3.03
 2005(f)                                20.00       .58       (.58)  (.00)    (.28)      --   (.28)  19.72      1.51
----------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                             Ratios/Supplemental Data
                                    -------------------------------------------------------------------------
                                             Before Credit/         After          After Credit/
                                             Reimbursement     Reimbursement(c)   Reimbursement(d)
CORE                                       -----------------  -----------------  -----------------
                                                       Ratio              Ratio              Ratio
                                                      of Net             of Net             of Net
                                                     Invest-            Invest-            Invest-
                                           Ratio of     ment  Ratio of     ment  Ratio of     ment
                                           Expenses   Income  Expenses   Income  Expenses   Income
                                    Ending       to       to        to       to        to       to
                                       Net  Average  Average   Average  Average   Average  Average  Portfolio
                                    Assets      Net      Net       Net      Net       Net      Net   Turnover
                                     (000)   Assets   Assets    Assets   Assets    Assets   Assets    Rate(e)
--------------------------------------------------------------------------------------------------------------
Class A (12/04)
 2006                               $1,282     4.46%     .90%      .75%    4.62%      .71%    4.66%       241%
 2005(f)                                 2     1.76*    2.69*     1.02*    3.43*     1.00*    3.46*       155
Class B (12/04)
 2006                                   51     3.54     1.68      1.38     3.84      1.34     3.88        241
 2005(f)                                 2     2.51*    1.94*     1.77*    2.69*     1.75*    2.71*       155
Class C (12/04)
 2006                                  266     3.65     1.69      1.44     3.90      1.39     3.94        241
 2005(f)                                 2     2.51*    1.94*     1.77*    2.69*     1.75*    2.71*       155
Class R (12/04)
 2006                                9,623     1.84     3.24       .63     4.44       .59     4.48        241
 2005(f)                             9,854     1.51*    2.94*      .77*    3.68*      .75*    3.71*       155
--------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser.
(d)After custodian fee credit and expense reimbursement.
(e)Excluding Dollar Roll transactions.
(f)For the period December 20, 2004 (commencement of operations) through September 30, 2005.

                                See accompanying notes to financial statements.

----
46

Class (Commencement Date)
                                                 Investment Operations        Less Distributions
                                              ---------------------------  -----------------------


HIGH YIELD




                                                               Net
                                    Beginning       Net  Realized/             Net                  Ending
                                          Net   Invest- Unrealized         Invest-                     Net
                                        Asset      ment       Gain            ment  Capital          Asset     Total
                                        Value Income(a)     (Loss)   Total  Income    Gains   Total  Value Return(b)
----------------------------------------------------------------------------------------------------------------------
Class A (12/04)
 2006                                  $19.39     $1.33     $  .16  $1.49   $(1.51)    $ -- $(1.51) $19.37      8.01%
 2005(e)                                20.00       .86      (1.04)  (.18)    (.43)      --   (.43)  19.39      1.56
Class B (12/04)
 2006                                   19.39      1.13        .19   1.32    (1.35)      --  (1.35)  19.36      7.07
 2005(e)                                20.00       .75       (.99)  (.24)    (.37)      --   (.37)  19.39       .99
Class C (12/04)
 2006                                   19.39      1.13        .18   1.31    (1.35)      --  (1.35)  19.35      7.01
 2005(e)                                20.00       .75       (.99)  (.24)    (.37)      --   (.37)  19.39       .99
Class R (12/04)
 2006                                   19.40      1.37        .14   1.51    (1.56)      --  (1.56)  19.35      8.14
 2005(e)                                20.00       .90      (1.05)  (.15)    (.45)      --   (.45)  19.40      1.79
----------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                                             Ratios/Supplemental Data
                                    -------------------------------------------------------------------------
                                             Before Credit/         After          After Credit/
                                             Reimbursement     Reimbursement(c)   Reimbursement(d)
HIGH YIELD                                 -----------------  -----------------  -----------------
                                                       Ratio              Ratio              Ratio
                                                      of Net             of Net             of Net
                                                     Invest-            Invest-            Invest-
                                           Ratio of     ment  Ratio of     ment  Ratio of     ment
                                           Expenses   Income  Expenses   Income  Expenses   Income
                                    Ending       to       to        to       to        to       to
                                       Net  Average  Average   Average  Average   Average  Average  Portfolio
                                    Assets      Net      Net       Net      Net       Net      Net   Turnover
                                     (000)   Assets   Assets    Assets   Assets    Assets   Assets       Rate
--------------------------------------------------------------------------------------------------------------
Class A (12/04)
 2006                               $  438     1.94%    5.87%      .85%    6.96%      .78%    7.03%       115%
 2005(e)                                 2     1.68*    5.10*     1.17*    5.61*     1.14*    5.63*        69
Class B (12/04)
 2006                                  217     2.69     4.86      1.57     5.97      1.51     6.04        115
 2005(e)                                 2     2.43*    4.35*     1.92*    4.86*     1.89*    4.88*        69
Class C (12/04)
 2006                                  678     2.69     4.89      1.59     5.99      1.52     6.05        115
 2005(e)                                 2     2.43*    4.35*     1.92*    4.86*     1.89*    4.88*        69
Class R (12/04)
 2006                                9,692     1.44     6.39       .76     7.06       .70     7.13        115
 2005(e)                             9,692     1.43*    5.35*      .92*    5.85*      .89*    5.88*        69
--------------------------------------------------------------------------------------------------------------

*  Annualized.
(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser.
(d)After custodian fee credit and expense reimbursement.
(e)For the period December 20, 2004 (commencement of operations) through September 30, 2005.

                                See accompanying notes to financial statements.

----
47

Report of Independent Public Accountants

To the Board of Trustees and Shareholder of Nuveen Investment Trust III:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Short Duration Bond Fund, Nuveen Core Bond Fund and Nuveen High Yield Bond Fund (each a series of the Nuveen Investment Trust III, hereafter referred to as the "Funds") at September 30, 2006, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the year then ended and for the period December 20, 2004 (commencement of operations) through September 30, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2006 by correspondence with the custodian and brokers, provided a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Chicago, IL
November 22, 2006


----
48

            Annual Investment Management Agreement Approval Process

The Board of Trustees is responsible for overseeing the performance of the investment adviser to the Funds and determining whether to continue the advisory arrangements. At a meeting held on May 23-25, 2006 (the "May Meeting"), the Board of Trustees of the Funds, including the independent Trustees, unanimously approved the continuance of the Investment Management Agreement between each Fund and NAM (the "Fund Adviser").

The Approval Process
During the course of the year, the Board received a wide variety of materials relating to the services provided by the Fund Adviser and the performance of the Funds. To assist the Board in its evaluation of the advisory contract with the Fund Adviser at the May Meeting, the independent Trustees received extensive materials in advance of their meeting which outlined, among other things:

     .   the nature, extent and quality of services provided by the Fund
         Adviser;
     . the organization and business operations of the Fund Adviser, including the responsibilities of various departments and key personnel;
     . the Fund's past performance as well as the Fund's performance compared to funds of similar investment objectives compiled by an independent third party and with recognized and/or customized benchmarks (as appropriate);
     . the profitability of the Fund Adviser and certain industry profitability analyses for unaffiliated advisers;
     .   the expenses of the Fund Adviser in providing the various services;
     . the advisory fees (gross and net management fees) and total expense ratios of the Fund, including comparisons of such fees and expenses with those of comparable, unaffiliated funds based on information and data provided by Lipper (the "Peer Universe") as well as compared to a subset of funds within the Peer Universe (the "Peer Group") to the respective Fund (as applicable);
     . the advisory fees the Fund Adviser assesses to other types of investment products or clients;
     .   the soft dollar practices of the Fund Adviser; and
     . from independent legal counsel, a legal memorandum describing, among other things, the duties of the Trustees under the Investment Company Act of 1940 (the "1940 Act") as well as the general principles of relevant state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; an adviser's fiduciary duty with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards of directors have fulfilled their duties; and factors to be considered by the Board in voting on advisory agreements.

At the May Meeting, the Fund Adviser made a presentation to and responded to questions from the Board. After the presentations and after reviewing the written materials, the independent Trustees met privately with their legal counsel to review the Board's duties in reviewing advisory contracts and consider the renewal of the advisory contracts. It is with this background that the Trustees considered the advisory contract with the Fund Adviser. The independent Trustees, in consultation with independent counsel, reviewed the factors set out in judicial decisions and SEC directives relating to the renewal of advisory contracts. As outlined in more detail below, the Trustees considered all factors they believed relevant with respect to each Fund, including the following: (a) the nature, extent and quality of the services to be provided by the Fund Adviser; (b) the investment performance of the Fund and the Fund Adviser; (c) the costs of the services to be provided and the profitability of the Fund Adviser and its affiliates; (d) the extent to which economies of scale would be realized as the Fund grows; and (e) whether fee levels reflect these economies of scale for the benefit of Fund investors.

A. Nature, Extent and Quality of Services
In reviewing the Fund Adviser, the Trustees considered the nature, extent and quality of the Fund Adviser's services.

The Trustees reviewed materials outlining, among other things, the Fund Adviser's organization and business; the types of services that the Fund Adviser or its affiliates provide and are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen has taken for its mutual fund product line. In connection with their continued service as Trustees, the Trustees also have a good understanding of the Fund Adviser's organization, operations and personnel. In this regard, the Trustees are familiar with and have evaluated the professional experience, qualifications and credentials of the Fund Adviser's personnel. The Trustees recognized the depth of experience of the personnel managing this asset class. In addition to advisory services, the independent Trustees considered the quality of any administrative or non-advisory services provided.

The Fund Adviser provides the Funds with such administrative and other services (exclusive of, and in addition to, any such services provided by others for the Funds) and officers and other personnel as are necessary for the operations of the respective Fund. In connection with the review of the Investment Management Agreement, the Trustees considered the extent and quality of these other services which include, among other things, providing: product management (e.g., product positioning, performance benchmarking, risk management); fund administration (e.g., daily net asset value pricing and reconciliation, tax reporting, fulfilling regulatory filing requirements); oversight of third party service providers; administration of board relations (e.g., organizing board meetings and preparing related materials); compliance (e.g., monitoring compliance with investment policies and guidelines and


----
49
regulatory requirements); and legal support (e.g., helping prepare and file registration statements, amendments thereto, proxy statements and responding to regulatory requests and/or inquiries). As the Funds operate in a highly regulated industry and given the importance of compliance, the Trustees considered, in particular, the additions of experienced personnel to the compliance teams and the enhancements to technology and related systems to support the compliance activities for the Funds (including a new reporting system for quarterly portfolio holdings).

Based on their review, the Trustees found that, overall, the nature, extent and quality of services provided (and expected to be provided) to the respective Funds under the Investment Management Agreement were of a high level and were satisfactory.

B. The Investment Performance of the Funds and Fund Adviser
The Board considered the investment performance for each Fund, including the Fund's historic performance as well as its performance compared to funds with similar investment objectives identified by an independent third party (the "Performance Peer Group") and recognized and/or customized benchmarks (as applicable). In evaluating the performance information, in certain instances, the Trustees noted that the closest Performance Peer Group for a fund still may not adequately reflect such fund's investment objectives and strategies, thereby limiting the usefulness of the comparisons of such fund's performance with that of the Performance Peer Group (such as the Performance Peer Groups of the Nuveen Balanced Stock and Bond Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Tradewinds Value Opportunities Fund).

In reviewing performance, the Trustees reviewed performance information including, among other things, total return information compared with the Fund's Performance Peer Group as well as recognized and/or customized benchmarks (as appropriate) for the one-, three- and five-year periods (as applicable) ending December 31, 2005. This information supplements the Fund performance information provided to the Board at each of their quarterly meetings. Based on their review, the Trustees determined that the respective Fund's absolute and relative investment performance over time had been satisfactory.

C. Fees, Expenses and Profitability
 1. Fees and Expenses
 In evaluating the management fees and expenses of the Funds, the Board reviewed, among other things, each Fund's advisory fees (net and gross management fees) and total expense ratios (before and after expense reimbursements and/or waivers) in absolute terms as well as comparisons to the gross management fees (before waivers), net management fees (after waivers) and total expense ratios (before and after waivers) of comparable funds in the Peer Universe and the Peer Group. The Trustees reviewed data regarding the construction of Peer Groups as well as the methods of measurement for the fee and expense analysis and the performance analysis. In certain cases, due to the small number of peers in the Peer Universe, the Peer Universe and Peer Group may be the same. Further, the Trustees recognized that in certain cases, the closest Peer Universe and/or Peer Group may not adequately reflect a fund's investment objectives and strategies limiting the usefulness of comparisons (e.g., Nuveen Balanced Stock and Bond Fund, Nuveen Balanced Municipal and Stock Fund and Nuveen Tradewinds Value Opportunities Fund). In reviewing comparisons, the Trustees also considered the size of the Peer Universe and/or Peer Group, the composition of the Peer Group (including, in particular, the asset size of the peers) as well as differing levels of fee waivers and/or expense reimbursements. In this regard, the Trustees considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. Based on their review of the fee and expense information provided, the Trustees determined that each Fund's net total expense ratio was within an acceptable range compared to peers.

 2. Comparisons with the Fees of Other Clients
 The Trustees further reviewed data comparing the advisory fees of the Fund Adviser with fees the Fund Adviser charges to other clients (such as separate managed accounts and funds that are not offered by Nuveen Investments but are sub-advised by one of Nuveen's investment management teams). In general, the advisory fees charged for separate accounts are somewhat lower than the advisory fees assessed to the Funds. The Trustees recognized that the differences in fees are attributable to a variety of factors, including the differences in services provided, product distribution, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Trustees noted, in particular, that the range of services provided to the Funds is more extensive than that provided to managed separate accounts. As described in further detail above, such additional services include, but are not limited to, providing: product management, fund administration, oversight of third party service providers, administration of board relations, and legal support. Funds further operate in a highly regulated industry requiring extensive compliance functions compared to the other investment products. In addition to the costs of the additional services, administrative costs may also be greater for funds as the average account size for separate accounts is notably larger than the retail accounts of funds. Given the differences in the product structures, particularly the extensive services provided to the Funds, the Trustees believe such facts justify the different levels of fees.

 3. Profitability of Fund Adviser
 In conjunction with its review of fees, the Trustees also considered the profitability of Nuveen Investments for advisory activities (which incorporated Nuveen's wholly-owned affiliated sub-advisers). The Trustees reviewed data comparing Nuveen's profitability with other fund sponsors prepared by three independent third party service providers as well as comparisons of the revenues, expenses and profits margins of various unaffiliated management firms with similar amounts of assets under


----
50
 management prepared by Nuveen. The Trustees further reviewed the 2005 Annual Report for Nuveen Investments. In considering profitability, the Trustees recognized the inherent limitations in determining profitability as well as the difficulties in comparing the profitability of other unaffiliated advisers. Profitability may be affected by numerous factors, including the methodology for allocating expenses, the adviser's business mix, the types of funds managed, the adviser's capital structure and cost of capital. Further, individual fund or product line profitability of other sponsors is generally not publicly available. Accordingly, the profitability information that is publicly available from various investment advisory or management firms may not be representative of the industry.

Notwithstanding the foregoing, in reviewing profitability, the Trustees reviewed Nuveen's methodology and assumptions for allocating expenses across product lines to determine profitability. In this regard, the methods of allocation used appeared reasonable. The Trustees also, to the extent available, compared Nuveen's profitability margins (including pre- and post-marketing profit margins) with the profitability of various unaffiliated management firms. The Trustees noted that Nuveen's profitability is enhanced due to its efficient internal business model. The Trustees also recognized that while a number of factors affect profitability, Nuveen's profitability may change as fee waivers and/or expense reimbursement commitments of Nuveen to various funds in the Nuveen complex expire. To keep apprised of profitability and developments that may affect profitability, the Trustees have requested profitability analysis be provided periodically during the year. Based on their review, the Trustees were satisfied that the level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Trustees also considered any other revenues paid to a Fund Adviser as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates are expected to receive that are directly attributable to their management of the Funds, if any. See Section E below for additional information. Based on their review of the overall fee arrangements of the applicable Fund, the Trustees determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale With respect to economies of scale, the Trustees recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base as a fund grows. To help ensure the shareholders share in these benefits, the Trustees have reviewed and considered the breakpoints in the advisory fee schedules that reduce advisory fees as the applicable Fund's assets grow. In addition to advisory fee breakpoints as assets in a respective Fund rise, after lengthy discussions with management, the Board also approved a complex-wide fee arrangement that was introduced on August 1, 2004. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex, including the Funds, are reduced as the assets in the fund complex reach certain levels. In evaluating the complex-wide fee arrangement, the Trustees considered, among other things, the historic and expected fee savings to shareholders as assets grow, the amount of fee reductions at various asset levels, and that the arrangement would extend to all funds in the Nuveen complex. The Trustees noted that 2005 was the first full year to reflect the fee reductions from the complex wide fee arrangement. The Trustees also considered the impact, if any, the complex-wide fee arrangement may have on the level of services provided. Based on their review, the Trustees concluded that the breakpoint schedule and complex-wide fee arrangement currently was acceptable and desirable in providing benefits from economies of scale to shareholders.

E. Indirect Benefits
In evaluating fees, the Trustees also considered any indirect benefits or profits the Fund Adviser or its affiliates may receive as a result of its relationship with each Fund, including any sales charges and distribution fees received and retained by the Funds' principal underwriter, Nuveen Investments, LLC, an affiliate of the Fund Adviser as well as any benefits derived from soft dollar arrangements.

The Trustees recognized that an affiliate of the Fund Adviser provides distribution and shareholder services to the Funds and their shareholders for which it may be compensated pursuant to a 12b-1 plan. The Trustees therefore considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Trustees considered whether the Fund Adviser received any benefits from soft dollar arrangements. The Trustees noted that the Fund Adviser does not currently have any soft dollar arrangements and does not pay excess brokerage commissions (or spreads on principal transactions) in order to receive research services; however, the Fund Adviser may from time to time receive and have access to research generally provided to institutional clients.

F. Other Considerations
The Trustees did not identify any single factor discussed previously as all-important or controlling. The Trustees, including a majority of independent Trustees, concluded that the terms of the Investment Management Agreements were fair and reasonable, that the Fund Adviser's fees are reasonable in light of the services provided to each Fund and that the renewal of the Investment Management Agreements should be approved.


----
51

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------

Trustee who is an interested person of the Funds:


---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       167
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); formerly,
                                                          Director (1996-2006) of Institutional
                                                          Capital Corporation; Chairman and Director
                                                          (since 1997) of Nuveen Asset Management;
                                                          Chairman and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:


---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Lead                1997      Private Investor and Management Consultant.        167
8/22/40                     Independent
333 W. Wacker Drive         Trustee
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                167
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          167
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean, Tippie College of Business, University       167
3/6/48                                                    of Iowa (since June 2006); formerly, Dean
333 W. Wacker Drive                                       and Distinguished Professor of Finance,
Chicago, IL 60606                                         School of Business at the University of
                                                          Connecticut (2003-2006); previously, Senior
                                                          Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         165
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical
                                                          Gardens.

----
52

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        167
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired 2004) of Miller-Valentine Group;
                                                  formerly, Vice President, Miller-Valentine
                                                  Realty; Board Member, Chair of the Finance
                                                  Committee and member of the Audit Committee
                                                  of Premier Health Partners, the
                                                  not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            167
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             167
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; formerly, Director
                                                  (2003-2006), National Mentor Holdings, a
                                                  privately-held, national provider of home
                                                  and community-based services; Chairman
                                                  (since 1997), Board of Directors, Rubicon, a
                                                  pure captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------

Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          167
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc., Symphony Asset Management LLC (since
                                                  2003), Tradewinds NWQ Global Investors, LLC
                                                  and Santa Barbara Asset Management, LLC
                                                  (since 2006); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           167
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             167
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
53

================================================================================

                                                                                                     Number of
                                                                                                   Portfolios in
Name,                 Position(s)       Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with         Elected or   Including other Directorships                  Overseen by
and Address           the Funds        Appointed (3) During Past 5 Years                              Trustee
----------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President       1999      Vice President and Treasurer of Nuveen             167
11/28/67              and Treasurer                  Investments, LLC and of Nuveen Investments,
333 W. Wacker Drive                                  Inc. (since 1999); Vice President and
Chicago, IL 60606                                    Treasurer of Nuveen Asset Management (since
                                                     2002) and of Nuveen Investments Advisers
                                                     Inc. (since 2002); Assistant Treasurer of
                                                     NWQ Investment Management Company, LLC.
                                                     (since 2002); Vice President and Treasurer
                                                     of Nuveen Rittenhouse Asset Management, Inc.
                                                     (since 2003); Treasurer of Symphony Asset
                                                     Management LLC (since 2003) and Santa
                                                     Barbara Asset Management, LLC (since 2006);
                                                     Assistant Treasurer, Tradewinds NWQ Global
                                                     Investors, LLC (since 2006); formerly, Vice
                                                     President and Treasurer (1999-2004) of
                                                     Nuveen Advisory Corp. and Nuveen
                                                     Institutional Advisory Corp.(4); Chartered
                                                     Financial Analyst.


----------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President       2005      Vice President, Director of Investment             167
8/24/61                                              Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                  2005); formerly, Director, Business Manager,
Chicago, IL 60606                                    Deutsche Asset Management (2003-2004),
                                                     Director, Business Development and
                                                     Transformation, Deutsche Trust Bank Japan
                                                     (2002-2003); previously, Senior Vice
                                                     President, Head of Investment Operations and
                                                     Systems, Scudder Investments Japan,
                                                     (2000-2002), Senior Vice President, Head of
                                                     Plan Administration and Participant
                                                     Services, Scudder Investments (1995-2002).


----------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President       1998      Vice President (since 2002), Assistant             167
9/24/64               and Secretary                  Secretary and Assistant General Counsel
333 W. Wacker Drive                                  (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                    President (since 1998) of Nuveen
                                                     Investments, LLC; Vice President (2002-2004)
                                                     and Assistant Secretary (1998-2004)
                                                     formerly, Assistant Vice President of Nuveen
                                                     Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.(4); Vice President and
                                                     Assistant Secretary (since 2005) of Nuveen
                                                     Asset Management.


----------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President       1998      Managing Director (since 2004), formerly,          167
10/24/45                                             Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                  Managing Director (2004) formerly, Vice
Chicago, IL 60606                                    President (1998-2004) of Nuveen Advisory
                                                     Corp. and Nuveen Institutional Advisory
                                                     Corp.(4); Managing Director (since 2005) of
                                                     Nuveen Asset Management.


----------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President       1995      Managing Director (since 2002), formerly,          167
3/2/64                                               Vice President of Nuveen Investments;
333 W. Wacker Drive                                  Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                    Advisory Corp. and Nuveen Institutional
                                                     Advisory Corp.(4); Managing Director (since
                                                     2001) of Nuveen Asset Management ; Vice
                                                     President (since 2002) of Nuveen Investments
                                                     Advisers Inc.; Chartered Financial Analyst.


----------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President       1998      Vice President (since 1993) and Funds              167
5/31/54               and Controller                 Controller (since 1998) of Nuveen
333 W. Wacker Drive                                  Investments, LLC; formerly, Vice President
Chicago, IL 60606                                    and Funds Controller (1998-2004) of Nuveen
                                                     Investments, Inc.; Certified Public
                                                     Accountant.


----------------------------------------------------------------------------------------------------------------
Walter M. Kelly       Chief Compliance     2003      Assistant Vice President and Assistant             167
2/24/70               Officer and                    Secretary of the Nuveen Funds (since 2003);
333 West Wacker Drive Assistant Vice                 Asssistant Vice President and Assistant
Chicago, IL 60606     President                      General Counsel (since 2003) of Nuveen
                                                     Investments, LLC; previously, Associate
                                                     (2001-2003) at the law firm of Vedder,
                                                     Price, Kaufman & Kammholz.


----------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President       2000      Vice President (since 2000) of Nuveen              167
3/22/63                                              Investments, LLC; Certified Public
333 W. Wacker Drive                                  Accountant.
Chicago, IL 60606

----
54

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Tina M. Lazar       Vice President     2002      Vice President of Nuveen Investments, LLC          167
8/27/61                                          (since 1999).
333 W. Wacker Drive
Chicago, IL 60606


------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            167
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002), Symphony Asset
                                                 Management LLC (since 2003), and Tradewinds
                                                 NWQ Global Investors, LLC and Santa Barbara
                                                 Asset Management, LLC (since 2006).





(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
55

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager               Legal Counsel              Transfer Agent and
Nuveen Asset Management    Chapman and Cutler LLP     Shareholder Services
333 West Wacker Drive      Chicago, IL                Boston Financial
Chicago, IL 60606                                     Data Services, Inc.
                           Independent Registered     Nuveen Investor Services
                           Public Accounting Firm     P.O. Box 8530
                           PricewaterhouseCoopers LLP Boston, MA 02266-8530
                           Chicago, IL                (800) 257-8787

                           Custodian
                           State Street Bank & Trust
                           Company
                           Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions. Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.
SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.
================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2006, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
56

                                     Notes

--------------------------------------------------------------------------------
57

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf


    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $154 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds NWQ, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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                      Nuveen Investments

MAN-INV3-0906D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended            Audit Fees Billed   Audit-Related Fees      Tax Fees          All Other Fees
September 30, 2006             to Funds /1/      Billed to Funds /2/  Billed to Funds /3/  Billed to Funds /4/
-------------------------  --------------------  -------------------  -------------------  -------------------
Name of Series
Core Bond Fund                           25,107                    0                  932                    0
High Yield Bond Fund                     25,096                    0                  932                    0
Short Duration Bond Fund                 25,100                    0                  932                    0
                           --------------------  -------------------  -------------------  -------------------
   Total                   $             75,303  $                 0  $             2,796  $                 0

/1/ "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

/2/ "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

/3/ "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

/4/ "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                                            Percentage Approved Pursuant to Pre-approval Exception
                          ----------------------------------------------------------------------------------
                             Audit Fees Billed    Audit-Related Fees       Tax Fees         All Other Fees
                                to Funds           Billed to Funds     Billed to Funds      Billed to Funds
                           --------------------  -------------------  -------------------  -----------------
Name of Series
Core Bond Fund                                0                    0                    0                  0
High Yield Bond Fund                          0                    0                    0                  0
Short Duration Bond Fund                      0                    0                    0                  0



Fiscal Year Ended           Audit Fees Billed     Audit-Related Fees        Tax Fees        All Other Fees
September 30, 2005             to Funds /1/      Billed to Funds /2/  Billed to Funds /3/  Billed to Funds /4/
-------------------------  --------------------  -------------------  -------------------  -------------------
Name of Series
Core Bond Fund                           18,385                    0                    0                    0
High Yield Bond Fund                     18,509                    0                    0                    0
Short Duration Bond Fund                 18,445                    0                    0                    0
                           --------------------  -------------------  -------------------  -------------------
   Total                   $             55,339  $                 0  $                 0  $                 0


/1/ "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

/2/ "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

/3/ "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

/4/ "All Other Fees" are the aggregate fees billed for products and services other than "Audit Fees", "Audit Related Fees", and "Tax Fees".

                                       Percentage Approved Pursuant to Pre-approval Exception
                           ---------------------------------------------------------------------------------
                            Audit Fees Billed     Audit-Related Fees       Tax Fees        All Other Fees
                                to Funds           Billed to Funds      Billed to Funds    Billed to Funds
                           --------------------  -------------------  -------------------  -----------------
Name of Series
Core Bond Fund                                0                    0                    0                  0
High Yield Bond Fund                          0                    0                    0                  0
Short Duration Bond Fund                      0                    0                    0                  0

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                                     Audit-Related Fees         Tax Fees Billed to         All Other Fees
                                   Billed to Adviser and           Adviser and            Billed to Adviser
Fiscal Year Ended                     Affiliated Fund            Affiliated Fund         and Affiliated Fund
September 30, 2006                  Service Providers /1/        Service Providers /2/        Service Providers
---------------------------  ------------------------------  ------------------------  ----------------------
Nuveen Investment Trust III  $                        1,500  $                  7,350  $                    0


                                          Percentage Approved Pursuant to Pre-approval Exception
                            --------------------------------------------------------------------------------
                                 Audit-Related Fees      Tax Fees Billed to         All Other Fees
                               Billed to Adviser and        Adviser and            Billed to Adviser
                                  Affiliated Fund         Affiliated Fund         and Affiliated Fund
                                 Service Providers       Service Providers         Service Providers
                            -------------------------  -----------------------   ---------------------------
                                                    0%                       0%                            0%


/1/ Audit-Related Fees billed to the Adviser are the aggregate fees billed to the Trust for services provided in connection with statutory and regulatory filings.

/2/ The amounts reported for the Trust under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Pricewaterhouse Coopers LLP serves as independent registered public accounting firm, these fees amounted to $140,700 in 2006.

                                  Audit-Related Fees      Tax Fees Billed to          All Other Fees
                                Billed to Adviser and        Adviser and             Billed to Adviser
Fiscal Year Ended                  Affiliated Fund         Affiliated Fund          and Affiliated Fund
September 30, 2005                Service Providers      Service Providers /2/         Service Providers
--------------------------- -------------------------  -----------------------   ---------------------------
Nuveen Investment Trust III $                       0  $                 6,750   $                         0

                                         Percentage Approved Pursuant to Pre-approval Exception
                            --------------------------------------------------------------------------------
                                Audit-Related Fees       Tax Fees Billed to            All Other Fees
                              Billed to Adviser and         Adviser and               Billed to Adviser
                                 Affiliated Fund           Affiliated Fund           and Affiliated Fund
                                Service Providers        Service Providers            Service Providers
                            -------------------------  -----------------------   ---------------------------
                                                    0%                       0%                            0%


/2/ The amounts reported for the Trust under the column heading "Tax Fees" represents amounts billed to the Adviser exclusively for the preparation for the Fund's tax return, the cost of which is borne by the Adviser. In the aggregate, for all Nuveen funds for which Pricewaterhouse Coopers serves as independent registered public accounting firm, these fees amounted to $49,500 in 2005.

The above "Tax Fees" are fees billed to the Adviser for Nuveen Open-End and Closed-End Funds tax return preparation. The amount reported for the Trust under the column heading "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" represents the aggregate amount billed to the Adviser exclusively for the preparation of each Fund's (within the Trust) tax return, the cost of which is borne by the Adviser. In aggregate, for all Nuveen funds which Pricewaterhouse Coopers LLP serves as the independent registered public accounting firm these fees amounted to $49,500 in 2005.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

                                                         Total Non-Audit Fees
                                                        billed to Adviser and
                                                       Affiliated Fund Service       Total Non-Audit Fees
                                                        Providers (engagements      billed to Adviser and
                                                       related directly to the     Affiliated Fund Service
Fiscal Year Ended              Total Non-Audit Fees    operations and financial      Providers (all other
September 30, 2006               Billed to Trust       reporting of the Trust)           engagements)              Total
--------------------------  -------------------------  ------------------------  ---------------------------  ---------------
Name of Series
Core Bond Fund                                    932                    2,450                             0            3,382
High Yield Bond Fund                              932                    2,450                             0            3,382
Short Duration Bond Fund                          932                    2,450                             0            3,382
                            -------------------------  -----------------------   ---------------------------  ---------------
   Total                    $                   2,796                    7,350                             0           10,146


"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

                                                        Total Non-Audit Fees
                                                        billed to Adviser and
                                                       Affiliated Fund Service      Total Non-Audit Fees
                                                        Providers (engagements     billed to Adviser and
                                                       related directly to the    Affiliated Fund Service
Fiscal Year Ended             Total Non-Audit Fees     operations and financial     Providers (all other
September 30, 2005              Billed to Trust        reporting of the Trust)          engagements)              Total
--------------------------  -------------------------  ------------------------  ---------------------------  ---------------
Name of Series
Core Bond Fund                                      0                    2,250                             0            2,250
High Yield Bond Fund                                0                    2,250                             0            2,250
Short Duration Bond Fund                            0                    2,250                             0            2,250
                            -------------------------  -----------------------   ---------------------------  ---------------
   Total                    $                       0                    6,750                             0            6,750

"Non-Audit Fees billed to Adviser" for both fiscal year ends represent "Tax Fees" billed to Adviser in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date December 6, 2006
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date December 6, 2006
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date December 6, 2006
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.